EXHIBIT 10.02
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                     AGENCY, GUARANTY AND SECURITY AGREEMENT

            This AGENCY, GUARANTY AND SECURITY AGREEMENT (this "Agreement"), dated as of July 18, 2003, is made by and among DSL.net, Inc. (the "Company"), the Subsidiaries of the Company listed on Schedule 1 hereto (the Company and its Subsidiaries listed on Schedule 1 hereto, being individually each a "Grantor" and collectively, the "Grantors"), the Investors listed on Schedule 2 hereto (individually each an "Investor" and collectively, the "Investors") and Deutsche Bank Trust Company Americas, as Administrative Agent (in such capacity, the "Agent", as appointed pursuant to Section 5 of this Agreement) for the Investors.

                                    RECITALS

            The Company and the Investors have entered into that certain Note and Warrant Purchase Agreement, dated as of July, 18, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement") pursuant to which the Investors have purchased certain Senior Secured Promissory Notes (the "Notes") and warrants from the Company.

            It is a condition precedent to the effectiveness of the Purchase Agreement that the Company and the Investors shall have entered into this Agreement and that the Investors shall have appointed the Agent in connection with the pledge of assets by the Grantors to secure the obligations of the Company owing to the Investors under and in respect of the Notes.

            The Grantors will derive substantial direct and indirect benefits from the transactions contemplated by this Agreement and the other Operative Documents (as hereinafter defined).

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the premises and in order to induce the Agent and the Investors to enter into the Purchase Agreement and for other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, the parties agree as follows:

            1. DEFINITIONS. Terms defined in the Purchase Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Purchase Agreement. Further, unless otherwise defined in this Agreement or in the Purchase Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9 of the UCC (as defined below). "UCC" means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

            "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 20% or more of the Voting Interests of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise.
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            "Certificates" means all certificates, instruments and other documents now or hereafter representing or evidencing any Pledged Securities or Pledged Limited Liability Company Interests.

            "Closing Date" shall mean the date of this Agreement.

            "Collateral" means and includes all present and future right, title, interest, claims and demands of each Grantor in or to any personal property or assets whatsoever, whether now owned or existing or hereafter arising or acquired and wheresoever located, including, without limitation, any and all of the following personal property:

                  (a) all accounts (including, without limitation, health-care-insurance receivables), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "Receivables", and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the "Related Contracts");

                  (b) All present and future general intangibles, including, without limitation, (i) all tax refunds of every kind and nature to which such Grantor now or hereafter may become entitled, however arising, (ii) all other refunds, (iii) all commitments to extend financing to such Grantor, (iv) all deposits, (v) all goodwill, (vi) all choses in action, (vii) all insurance proceeds and (viii) all trade secrets, computer programs, software, customer lists, trademarks (excluding Intent to Use Applications), trade names, patents, licenses, copyrights, technology, processes and proprietary information, including, without limitation, the Copyrights, the Patents and the Marks (each as hereinafter defined) and the goodwill of such Grantor's business connected with and symbolized by the Marks;

                  (c) All present and future demand, time, savings, passbook, deposit and like accounts (general or special) (collectively, the "Deposit Accounts") in which such Grantor has any interest that is maintained with any bank, savings and loan association, credit union or like organization, including, without limitation, each account listed on Schedule 3-B attached hereto and all funds, financial assets, cash and cash equivalents from time to time credited thereto, whether or not deposited in any Deposit Account;

                  (d) All present and future books and records, including, without limitation, books of account and ledgers of every kind and nature, customer lists, credit files, printouts and other computer output material and records, all electronically recorded data relating to such Grantor, all receptacles and containers for such records, and all files and correspondence;

                  (e) All present and future goods, including, without limitation, all equipment, in all its forms, including, without limitation, all machinery, tools, molds, dies, motor vehicles, vessels, aircraft, furniture, furnishings, fixtures, trade fixtures, and all parts thereof and accessions thereto and all other goods used in connection with or in the conduct of such Grantor's business including, without limitation, software embedded in the equipment (collectively, the "Equipment");
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                  (f) All present and future inventory and merchandise,
including, without limitation, all present and future goods held for sale or lease or to be furnished under a contract of service, all recorded media, all raw materials, work in process and finished goods, all packing materials, supplies and containers relating to or used in connection with the manufacture, production, preparation or shipping of any of the foregoing, all goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee), all goods that are returned to or repossessed or stopped in transit by such Grantor, and all accessions thereto and products thereof and documents therefor, and all software related thereto, including, without limitation, software that is embedded in the inventory and all bills of lading, warehouse receipts and documents of title relating to any of the foregoing (collectively, the "Inventory");

                  (g) All present and future accessions, appurtenances, components, repairs, repair parts, spare parts, replacements, substitutions, additions, issue and/or improvements to or of or with respect to any of the foregoing;

                  (h) All other tangible and intangible personal property of such Grantor not specifically excluded from this definition of "Collateral";

                  (i) All rights, remedies, powers and/or privileges of such Grantor with respect to any of the foregoing;

                  (j) All commercial tort claims described in Schedule 3-I hereto. Collectively, the "Commercial Tort Claims"; and

                  (k) Any and all proceeds and products of the foregoing, including, without limitation, all money, income, royalties and other payments now or hereinafter due and payable and with respect to and supporting obligations relating to, any and all of the Collateral, including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (j) above and in this clause (k) and to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof) or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to the foregoing Collateral, any other tangible or intangible property received upon the sale or disposition of any of the foregoing and all tort claims, including, without limitation, all Commercial Tort Claims and cash.

Notwithstanding the foregoing, the term "Collateral" shall not include (i) any Equipment that is subject to a Lien otherwise permitted by subsections (vi),
(vii) or (viii) of the definition of Permitted Liens, (ii) assets acquired subsequent to the date of this Agreement that are subject to a security interest, provided that such security interest is limited to the asset acquired,
(iii) all equity interests in Regulated Entities, and (iv) the assets acquired from NAS pursuant to that certain Amended and Restated Asset Purchase Agreement, dated as of December 11, 2002, by and among DSL.net, Inc., Network Access Solutions Corporation, Network Access Solutions LLC, NASOP, Inc. and Adelman Lavine Gold and Levin, A Professional Corporation; provided that each of the assets referenced in clauses (i), (ii) and (iv) of this sentence shall be deemed to be Collateral and each Grantor shall be deemed to have granted a security interest in, all of its right, title and interests in such assets, upon the ineffectiveness, lapse or termination of the security interests referenced in clauses (i), (ii) or (iv) of this sentence; and provided, further, that the assets described in clause (iv) of this sentence shall be deemed to be Collateral and each Grantor shall be deemed to have granted to the Agent, for the ratable benefit of the Investors, a security interest in such Grantor's right, title and interest in such assets as soon as all of the outstanding obligations of the Company pursuant to that certain Promissory Note in favor of NAS dated January 10, 2003 shall have been satisfied pursuant to Section 4.1(k) of the Purchase Agreement and all Liens related thereto
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have been released. The items listed in clauses (i) through (iv) above in the paragraph are referred to herein as "Exempted Collateral".

            "Computer Software" means all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing.

            "Confidential Information" means (i) all financial information that any Grantor furnishes to the Agent or any Investor; (ii) any non-financial information that any Grantor furnishes to the Agent or any Investor which is designated in writing as confidential; and (iii) any other information provided to or learned by such Person during the course of any audit or inspection of any Grantor permitted under the terms of this Agreement which by its nature or by virtue of the circumstances under which it was provided or given should reasonably be understood to be confidential; provided, however, that Confidential Information does not include any such information that (a) is or becomes generally available to the public, (b) is or becomes available to the Agent or such Investor from a source other than the Grantors or their officers, directors, employees, agents or advisors, or (c) is independently developed by the Agent or such Investor, in each case without breach of any confidentiality obligation.

            "Copyright" means all:

                  (a) Copyrights, whether or not published or registered under the Copyright Act of 1976, 17 U.S.C. Section 101 et seq., as the same shall be amended from time to time and any predecessor or successor statute thereto (the "Copyright Act"), and applications for registration of copyrights, and all works of authorship and other intellectual property rights therein, including, without limitation, copyrights for computer programs, Computer Software, internet websites and the content thereof, whether registered or unregistered, source code and object code databases and related materials and documentation and including, without limitation, the registered copyrights and copyright applications listed on Schedule 3-H attached hereto, and (i) all renewals, revisions, derivative works, enhancements, modifications, updates, new releases and other revisions thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof and (iv) all of such Grantor's rights corresponding thereto throughout the world

                  (b) Rights under or interests in any copyright license agreements with any other party, whether each Grantor is a licensee or licensor under any such license agreement, and the right to use the foregoing in connection with the enforcement of the Agent's rights under the Operative Documents; and

                  (c) Copyrightable materials now or hereafter owned by such Grantor, including, without limitation, all tangible property embodying the copyrights described in clause (a) hereof or such copyrightable materials, and all tangible property covered by the licenses described in clause (b) hereof.

            "Event of Default" shall mean the occurrence of any of the following events:

                  (a) Any Grantor shall fail to pay (i) principal when the same shall become due and payable under the Notes, (ii) within two Business Days after the same becomes due and payable, any
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interest on the Notes and (iii) any other amount payable under or in respect of any Operative Document within ten (10) Business Days after notice to such Grantor that the same is due and payable;

                  (b) Any representation or warranty made by any Grantor under or in connection with any Operative Document or the Purchase Agreement shall be false, incorrect, incomplete or misleading in any material respect when made or furnished;

                  (c) The Company shall fail to pay the Termination Amount when the same becomes due and payable pursuant to Section 1.5 of the Purchase Agreement;

                  (d) Any Grantor shall fail to observe or perform any other covenant, obligation, condition or agreement contained in any Operative Document or the Purchase Agreement for a period of twenty (20) days after receiving notice of such failure from the Agent;

                  (e) Any Grantor shall (i) fail to pay any principal of, premium or interest on or any other amount payable in respect of any Indebtedness (other than trade payables being contested in good faith) that is outstanding in a principal amount of at least $5,000,000 either individually or in the aggregate when the same becomes due and payable and such failure shall continue after the expiration of the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness or (ii) otherwise default in the observance or performance of any other agreement, term or condition contained in any agreement or instrument relating to such Indebtedness, and the effect of such default is to cause, or permit the holder or holders of such Indebtedness to cause, such Indebtedness to become due prior to its stated date of maturity;

                  (f) Any Grantor shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its creditors, (iv) be dissolved or liquidated,
(v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it or (vii) take any action for the purpose of effecting any of the foregoing;

                  (g) Proceedings for the appointment of a receiver, trustee, liquidator or custodian of any Grantor or of all or a substantial part of its property, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to any Grantor or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief shall be entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement; or

                  (h) A final judgment or order for the payment of money in excess of Five Hundred Thousand Dollars ($500,000) shall be rendered against any Grantor and the same shall remain undischarged for a period of twenty (20) days after it is due during which period execution shall not be effectively stayed.

            "Guarantor" means each Grantor other than the Company.

            "Indebtedness" shall mean and include the aggregate amount of, without duplication (i) all obligations for borrowed money of any Grantor, (ii) all obligations evidenced by any Grantor's bonds,
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                                       6

debentures, notes or other similar instruments, (iii) all obligations of any Grantor to pay the deferred purchase price of property or services (other than accounts payable and accrued expenses incurred in the ordinary course of business determined in accordance with generally accepted accounting principles ("GAAP")), (iv) all obligations with respect to any Grantor's capital leases,
(v) all obligations of any Grantor created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (vi) all reimbursement and other payment obligations of any Grantor, contingent or otherwise, in respect of letters of credit and similar surety instruments and (vii) all guaranty obligations of any Grantor with respect to the types of Indebtedness listed in clauses (i) through (vi) above.

            "Issuer Acknowledgement" has the meaning given to that term in
Section 4(b) of this Agreement.

            "Intent to Use Application" means any application of the type described in 15 United States Code Section 1051(b) that has been or may hereafter be filed by the Company with the United States Patent and Trademark Office.

            "Liens" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance of any kind, or any other type of preferential arrangement, in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, any easement, right of way or other encumbrance on title to real property or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the UCC or comparable law of any jurisdiction.

            "Limited Liability Company Interests" means the entire limited liability company interest at any time owned by Grantor in any Pledged Entity.

            "Majority Investors" means, at any time, Investors holding at least 51% of the sum of the aggregate unpaid principal amount owing under the Notes.

            "Marks" means all (a) trademarks, trademark registrations, domain names, interest under trademark license agreements, trade names, trademark applications, service marks, business names, trade styles, trade dress, designs, logos, slogans, corporate names, and other source, or business identifiers for which registrations have been issued or applied for in the United States Patent and Trademark Office or in any other office or with any other official anywhere in the world or which are used in the United States or any state, territory or possession thereof, or in any other place, nation or jurisdiction anywhere in the world including, without limitation, the trademarks, trademark registrations, domain names, interest under trademark license agreements, trade names, trademark applications, service marks, business names, trade styles, trade dress, design logos, slogans, corporate names, and other source or business identifiers listed on Schedule 3-F attached hereto, but excluding any United States Intent to Use Applications, (to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such Intent to Use Application under applicable federal law) (b) licenses pertaining to any such Mark whether such Grantor is licensor or licensee, (c) all income, royalties, damages and payments for past, present or future infringements thereof, (d) rights to sue for past, present and future infringements thereof, (e) rights corresponding thereto throughout the world, (f) all product specification documents and production and quality control manuals used in the manufacture of products sold under or in connection with such Marks, (g) all documents that reveal the name and address of all sources of supply of, and all terms of purchase and delivery for, all materials and components used in the production of products sold under or in connection with such Marks, (h) all documents constituting or concerning the then current or proposed advertising and promotion by such Grantor, their subsidiaries or licensees of products sold under or in connection with such Marks, including, without limitation, all
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                                       7

documents that reveal the media used or to be used and the cost for all such advertising conducted within the described period or planned for such products,
(i) renewals and proceeds of any of the foregoing and (j) in each case, all goodwill symbolized by such Marks.

            "Material Adverse Effect" means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance or properties of the Grantors and their Subsidiaries, considered as one enterprise,
(b) the rights and remedies of the Agent and any Investor under any Operative Document or the Purchase Agreement or (c) the ability of Grantors to perform their obligations under any Operative Document or the Purchase Agreement to which they are or are to be a party; provided, however, that "Material Adverse Effect" shall not include any change, circumstance or condition arising out of or attributable to (i) any changes in the Company's stock price or trading volume in and of itself; (ii) events, circumstances, changes or effects that generally affect the industry in which the Company operates and do not affect the Company in a materially disproportionate manner relative to other Persons engaged in the same industry; (iii) general economic conditions or events, circumstances, changes or effects affecting the United States economy generally; or (iv) changes arising from the consummation of the transactions contemplated by, or the announcement, of the execution of any of the Operative Documents.

            "Operative Documents" means this Agreement and the Notes.

            "Patents" means all (a) letters patent, design patents, utility patents, inventions, statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto and trade secrets, all patents and patent applications in the United States Patent and Trademark Office, and interests under patent license agreements, including, without limitation, the inventions and improvements described and claimed or disclosed therein, including, without limitation, those patents listed on Schedule 3-G attached hereto, (b) licenses pertaining to any patent whether such Grantor is licensor or licensee, (c) income, royalties, damages and payments now and hereafter due and /or payable under and with respect thereto, including, without limitation, damages and payments for past, present or future infringements, (d) rights to sue for past, present and future infringements thereof, (e) rights corresponding thereto throughout the world in all jurisdictions in which such patents have been issued or applied for and (f) the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing.

            "Permitted Liens" shall mean and include: (i) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith; (ii) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith; (iii) deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business; (iv) easements, reservations, rights of way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property in a manner not materially or adversely affecting the value or use of such property; (v) Liens in favor of the Agent; (vi) Liens securing obligations under a capital lease if such lease is permitted under this Agreement and such Liens do not extend to property other than the property leased under such capital lease; (vii) Liens upon any equipment or other assets acquired or held by the Company or any of its subsidiaries to secure the purchase price of such equipment or other assets or indebtedness incurred solely for the purpose of financing the acquisition of such equipment or other assets, so long as such Lien extends only to the equipment or other assets financed, and any accessions, replacements, substitutions and proceeds (including insurance proceeds) thereof or thereto; (viii) cash collateral securing letters of credit; and (ix) the assets acquired from NAS pursuant to that certain Amended and Restated Asset Purchase Agreement, dated as of December 11, 2002, by and among DSL.net, Inc., Network Access Solutions Corporation,
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                                       8

Network Access Solutions LLC, NASOP, Inc. and Adelman Lavine Gold and Levin, A Professional Corporation, until such time as all of the outstanding obligations of the Company pursuant to that certain Promissory Note in favor of NAS dated January 10, 2002 shall have been satisfied pursuant to Section 4.1(k) of the Purchase Agreement and all Liens related thereto have been released.

            "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

            "Partnership Interests" means the entire partnership interest at any time owned by any Grantor in any Pledged Partnership Entity.

            "Pledged Collateral" means the Certificates, the Pledged Securities, the Pledged Partnership Interests and the Pledged Limited Liability Company Interests.

            "Pledged Entity" means each limited liability company set forth in
Schedule 3-C attached hereto, together with any other limited liability company (other than a Regulated Entity) in which any Grantor may have an interest at any time.

            "Pledged Limited Liability Company Interests" means all limited liability company interests (other than in, of or with respect to a Regulated Entity) held by any Grantor, including, but not limited to those limited liability company interests set forth in Schedule 3-C attached hereto, as such Schedule may be supplemented from time to time in accordance with the terms of this Agreement and all capital, limited liability company assets, dividends, cash, instruments and other properties from time to time received, to be received or otherwise distributed in respect of or in exchange for any or all of such interests and all certificates and instruments representing or evidencing such other property received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

            "Pledge Notice" shall have the meaning ascribed to it in Section 4(b) of this Agreement.

            "Pledged Partnership Entity" means each partnership interest set forth in Schedule 3-C attached hereto, together with any other partnership interest (other than in, of or with respect to a Regulated Entity) in which any Grantor may have an interest at any time.

            "Pledged Partnership Interests" means all interests in any partnership or joint venture held by any Grantor (other than in, of or with respect to a Regulated Entity), including, but not limited to those partnership interests set forth in Schedule 3-C attached hereto, as such Schedule may be supplemented from time to time in accordance with the terms of this Agreement, and all dividends, cash, instruments and other properties from time to time received, to be received or otherwise distributed in respect of or in exchange for any or all of such interests.

            "Pledged Securities" means all shares of capital stock of each issuer in which any Grantor has an interest (other than in, of or with respect to a Regulated Entity), including, but not limited to those shares of capital stock set forth in Schedule 3-C attached hereto, as such Schedule may be supplemented from time to time in accordance with the terms of this Agreement, and all dividends, cash, instruments and other properties from time to time received, to be received or otherwise distributed in respect of or in exchange for any or all of such shares.

            "Regulated Entity" means DSLnet Communications, LLC.
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                                       9

            "Voting Interests" means shares of capital stock issued by a corporation, or equivalent equity interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

            2. GUARANTY.

                  (a) Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any date of a required prepayment or by acceleration, demand or otherwise, of all obligations of the Company now or hereafter existing under or in respect of the Operative Documents (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such obligations being the "Guaranteed Obligations"), and agrees to pay any and all reasonable expenses (including, without limitation, reasonable fees and expenses of counsel) reasonably incurred by the Agent or any Investor in enforcing any rights under or in respect of any Operative Document. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to any Investor under or in respect of the Operative Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company.

                  (b) Each Guarantor, and by its acceptance of this Guaranty, the Agent and each other Investor, hereby confirms that it is the intention of all such Persons that the provisions of this Guaranty and the obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Agent, the other Investors and the Guarantors hereby irrevocably agree that the obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "Bankruptcy Law" means any proceeding of the type referred to Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

                  (c) Each Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Investor under this Guaranty or any other guaranty, such Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor so as to maximize the aggregate amount paid to the Investors under or in respect of the Operative Documents.

                  (d) Each Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Operative Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Investor with respect thereto. The obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other obligations of any other Guarantor under or in respect of the Operative Documents, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Company or any other Guarantor or whether the Company or any other Guarantor is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

                        (i) any lack of validity or enforceability of any
                  Operative Document, the Purchase Agreement or any agreement or instrument relating thereto;

                        (ii) any change in the time, manner or place of payment
                  of, or in any other term of, all or any of the Guaranteed Obligations or any other obligations of any other Guarantor under or in respect of the Operative Documents or any other amendment or waiver of or any consent to departure from any Operative Document or the Purchase Agreement including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Company or any of its Subsidiaries or otherwise;

                        (iii) any taking, exchange, release or non-perfection of
                  any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

                        (iv) any manner of application of Collateral or any
                  other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other obligations of the Company under or in respect of the Operative Documents or any other assets of the Company or any of its Subsidiaries;

                        (v) any change, restructuring or termination of the
                  corporate structure or existence of the Company or any of its Subsidiaries;

                        (vi) any failure of any Investor to disclose to any
                  Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of the Company now or hereafter known to such Investor (each Guarantor waiving any duty on the part of the Investors to disclose such information);

                        (vii) the failure of any other Person to execute or
                  deliver this Agreement or any other guaranty or agreement or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

                        (viii) any other circumstance (including, without
                  limitation, any statute of limitations) or any existence of or reliance on any representation by any Investor that might otherwise constitute a defense available to, or a discharge of, any Guarantor or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Investor or any other Person upon the insolvency, bankruptcy or reorganization of the Company or any other Guarantor or otherwise, all as though such payment had not been made.

            3. CREATION OF SECURITY INTEREST.

                  (a) Each Grantor does hereby grant and pledge to the Agent, for the ratable benefit of the Investors and the Agent, a security interest in and to, all right, title and interest of such Grantor in and to all presently existing and hereafter acquired Collateral. The security interest hereunder secures the payment and performance of all obligations of each Grantor now or hereafter existing under or in respect of the Operative Documents. The security interest and pledge created by this Section 3 shall continue in effect so long as such obligations remain outstanding.

                  (b) Each Grantor agrees that it will not sell, assign, or otherwise dispose of any of the Collateral other than (i) cash expenditures not otherwise in violation of the Operative Documents, (ii) sales and leases of customer premises equipment in the ordinary course of business, (iii) sales of inventory in the ordinary course of business and (iv) sales of worn-out, obsolete or excess equipment provided that such sales are made on an arms length basis. Upon the consummation of such sales or other dispositions, in the manner contemplated by this Section 3(b), the security interest granted herein with respect to such Collateral shall be deemed released.

            4. DELIVERY OF PLEDGED COLLATERAL.

                  (a) Each Certificate shall, on (i) the Closing Date (with respect to Certificates delivered on such date) and (ii) the day on which such Certificate shall be received or acquired by a Grantor (with respect to any Certificate received or acquired after the Closing Date), be delivered to and held by or on behalf of the Agent, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed undated endorsements, instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent.

                  (b) With respect to each uncertificated Limited Liability Company Interest and each uncertificated Partnership Interest, on (i) the Closing Date (with respect such Limited Liability Company Interests and such Partnership Interests existing on such date) and (ii) the day on which any such Limited Liability Company Interest and any such Partnership Interest shall be acquired by a Grantor (with respect to such Limited Liability Company Interests and such Partnership Interests acquired after the Closing Date), a notice in the form set forth in Exhibit A-1 attached hereto (the "Pledge Notice") shall be appropriately completed and delivered to each Pledged Entity and each Pledged Partnership Entity, notifying each Pledged Entity and each Pledged Partnership Entity of the existence of this Agreement, a certified copy of this Agreement shall be delivered by the Grantor to the relevant Pledged Entity and relevant Pledged Partnership Entity, and such Grantor shall have received and delivered to the Agent a copy of such Pledge Notice, along with an acknowledgment in the form set forth in Exhibit A-2 attached hereto (the "Issuer Acknowledgment"), duly executed by the relevant Pledged Entity.

                  (c) The Agent shall have the right, during the existence of an Event of Default, without notice to any of the Grantors, in connection with a commercially reasonable foreclosure sale, to transfer to, or to direct the applicable Grantor or any nominee of such Grantor to register or cause to be registered in the name of, the Agent or any of its nominees any or all of the Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests. In addition, the Agent, in furtherance of any action referenced in the previous sentence, shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Securities for certificates or instruments of smaller or larger denominations.

            5. APPOINTMENT OF THE AGENT.

                  (a) Authorization and Action. Each Investor hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement and the other Operative Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers and discretion as are reasonably incidental thereto and the Agent hereby accepts such appointment. As to any matters not expressly provided for by the Operative Documents, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Investors, and such instructions shall be binding upon all Investors; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to this Agreement, the other Operative Documents, the Purchase

Agreement or applicable law. The Agent agrees to give to each Investor prompt notice of each notice given to it by any Grantor pursuant to the terms of the Operative Documents and the Purchase Agreement.

                  (b) Agent's Reliance, Etc. Neither the Agent nor any of its respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Operative Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent:
(i) may consult with legal counsel (including counsel for any Grantor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Investor and shall not be responsible to any Investor for any statements, warranties or representations (whether written or oral) made in or in connection with the Operative Documents or the Purchase Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Operative Document on the part of any Grantor or to inspect the property (including the books and records) of any Grantor; (iv) shall not be responsible to any Grantor for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Operative Document, the Purchase Agreement or any other instrument or document furnished pursuant thereto; and (v) shall incur no liability under or in respect of any Operative Document or the Purchase Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                  (c) Deutsche Bank Trust Company Americas and Affiliates. With respect to the Note issued to it, Deutsche Bank Trust Company Americas shall have the same rights and powers under the Operative Documents as any other Investor and may exercise the same as though it were not the Agent; and the term "Investors" shall, unless otherwise expressly indicated, include Deutsche Bank Trust Company Americas in its individual capacity. Deutsche Bank Trust Company Americas and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, any Grantor, any of its Subsidiaries and any Person that may do business with or own securities of any Grantor or any such Subsidiary, all as if Deutsche Bank Trust Company Americas were not the Agent and without any duty to account therefor to the Investors.

                  (d) Investors Credit Decision. Each Investor acknowledges that it has, independently and without reliance upon the Agent or any other Investor and based on the financial statements referred to in Section 2 of the Purchase Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the Operative Documents and the Purchase Agreement. Each Investor also acknowledges that it will, independently and without reliance upon the Agent or any other Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Operative Documents and the Purchase Agreement.

                  (e) Successor Agents. The Agent may resign at any time by giving written notice thereof to the Investors and the Grantors. Upon any such resignation, the Majority Investors shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Investors, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Investors, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States or of any State thereof and having a combined capital and surplus of at least $250,000,000. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent and, upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Majority Investors may request, in order to continue the perfection of the Liens granted or purported to be granted by this Agreement and the other Operative Documents, such successor Agent shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Operative Documents. If within 45 days after written notice is given of the retiring Agent's resignation under this Section 5(e) no successor Agent shall have been appointed and shall have accepted such appointment, then on such 45th day (a) the retiring Agent's resignation shall become effective, (b) the retiring Agent shall thereupon be discharged from its duties and obligations under the Operative Documents and (c) the Majority Investors shall thereafter perform all duties of the retiring Agent under the Operative Documents until such time, if any, as the Majority Investors appoint a successor Agent as provided above. After any retiring Agent's resignation hereunder as the Agent shall have become effective, the provisions of this Section 5(e) shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

                  (f) Agent's Rights Regarding Collateral. At any time and from time to time, the Agent may, to the extent necessary or desirable to protect the security hereunder, but the Agent shall not be obligated to: (a) (whether or not an Event of Default has occurred) itself or through its representatives, at its own expense (which shall be payable by the Grantors under Section 20, upon reasonable prior notice and at such reasonable times during usual business hours, visit and inspect any of the Grantors' properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and discuss the business, operations, properties and financial and other condition of any of the Grantors with officers of such Grantors and with their accountants or (b) if an Event of Default has occurred and is continuing, at the expense of the Grantors, perform any obligation of any of the Grantors under this Agreement. At any time and from time to time after an Event of Default has occurred and is continuing, at the expense of the Grantors, the Agent may, to the extent necessary or desirable to protect the security hereunder, but the Agent shall not be obligated to: (i) notify obligors of the Collateral that the Collateral has been pledged as security to the Agent; (ii) request from obligors of the Collateral, in the name of the applicable Grantor or in the name of the Agent, information concerning the Collateral and the amounts owing thereon; and (iii) direct obligors under the contracts included in the Collateral to direct their performance to the Agent. Each Grantor shall keep proper books and records and accounts in which full, true and correct entries in conformity with GAAP and all applicable laws (including, without limitation, all applicable regulations, rules and orders) shall be made of all material dealings and transactions pertaining to the Collateral owned by it. The Agent shall at all reasonable times on reasonable prior notice have full access to and the right to audit any and all of Grantors' books and records pertaining to the Collateral, and to confirm and verify the value of the Collateral. The Agent shall not be under any duty or obligation whatsoever to take any action to preserve any rights of or against any prior or other parties in connection with the Collateral, to exercise any voting rights or managerial rights with respect to any Collateral or to make or give any presentments for payment, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor or notices of any other nature whatsoever in connection with the Collateral or the Notes. The Agent shall not be under any duty or obligation whatsoever to take any action to protect or preserve the Collateral or any rights of the Grantors therein, or to make collections or enforce payment thereon, or to participate in any foreclosure or other proceeding in connection therewith. Nothing contained herein or in any consent shall constitute an assumption by the Agent of any of the Grantors' obligations under the contracts assigned hereunder unless the Agent shall have given written notice to the counterpart to such assigned contract of the Agent's intention to assume such contract. Each Grantor shall continue to be liable for performance of its obligations under such contracts.

                  (g) Possession of Collateral by the Agent. All the Collateral now, heretofore or hereafter delivered to the Agent shall be held by the Agent in its possession, custody and control. During the existence of an Event of Default, whenever any of the Collateral is in Agent's possession, custody or control, the Agent may use, operate and consume the Collateral, whether for the purpose of preserving and/or protecting the Collateral, or for the purpose of performing any of the Grantors' obligations with respect thereto, or otherwise so long as consistent with the Operative Documents or transactions contemplated thereby. The Agent may at any time deliver or redeliver the Collateral or any part thereof to the Grantors, and the receipt of any of the same by the Grantors shall be complete and full acquittance for the Collateral so delivered, and the Agent thereafter shall be discharged from any liability or responsibility arising after such delivery to the Grantors. The Agent shall have no liability for any loss of or damage to any Collateral not in the Agent's possession, and in no event shall the Agent have liability for any diminution in value of Collateral occasioned by economic or market conditions or events. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession, if such Collateral is accorded treatment substantially equal to that which it accords its own property.

                  (h) Agent Appointed Attorney-in-Fact. To the full extent permitted by applicable law, each Grantor hereby irrevocably appoints the Agent as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor, and in the name of such Grantor, or otherwise, from time to time, in the Agent's sole and absolute discretion to do any of the following acts or things during the existence of an Event of Default: (a) to do all acts and things and to execute all documents necessary or advisable to perfect and continue the perfection of the security interests created by this Agreement and to preserve, maintain and protect the Collateral, including, without limitation, to obtain and adjust insurance required to be paid to the Agent pursuant to
Section 18; (b) to do any and every act that such Grantor is obligated to do under this Agreement, including, without limitation, to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
(c) to prepare, sign, file and record, in such Grantor's name, any financing statement covering the Collateral; (d) to endorse and transfer the Collateral upon foreclosure by the Agent; (e) to file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or the protection or enforcement of any of the rights of the Agent with respect to any of the Collateral; and (f) to receive, indorse, and collect any draft or other instruments, documents and chattel paper, in connection with any of the foregoing; provided, however, that the Agent shall be under no obligation whatsoever to take any of the foregoing actions, and the Agent shall have no liability or responsibility for any act or omission (other than the Agent's own gross negligence or willful misconduct) taken with respect thereto.

            6. PAYMENTS AND COMPUTATIONS.

                  (a) Each payment or prepayment of principal or interest on the Notes shall be allocated pro rata among the Investors in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

                  (b) The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any Investor as consideration for or as an inducement to the entering into by any Investor of any waiver of amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to all Investors then outstanding even if such Investor did not consent to such waiver or amendment, so long as such waiver or amendment was consented to by the requisite Investors.

            7. SHARING OF PAYMENTS, ETC. If any Investor shall obtain at any time any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise), on account of the obligations to such Investor under and in respect of the Notes at such time in excess of its ratable share of payments on account of the obligations to all Investors under and in respect of the Notes at such time obtained by all the Investors at such time, such Investor shall forthwith purchase from the other Investors such interests or participating interests in the obligations due and payable or owing to them, as the case may be, as shall be necessary to cause such purchasing Investor to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Investor, such purchase from each other Investor shall be rescinded and such other Investor shall repay to the purchasing Investor the purchase price to the extent of such Investor's ratable share of such recovery together with an amount equal to such Investor's ratable share of any interest or other amount paid or payable by the purchasing Investor in respect of the total amount so recovered. The Company agrees that any Investor so purchasing an interest or participating interest from another Investor pursuant to this Section 7 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Investor were the direct creditor of the Company in the amount of such interest or participating interest, as the case may be.

            8. FURTHER ASSURANCES.

                  (a) At any time and from time to time at the reasonable written request of the Agent, each Grantor shall promptly execute and deliver to the Agent, at such Grantor's expense, all such financing statements and other instruments, certificates and documents (including account control agreements) in form and substance reasonably satisfactory to the Agent, and perform all such other acts as shall be necessary or reasonably desirable to fully perfect or protect or maintain, when filed, recorded, delivered or performed, the Agent's security interests granted pursuant to this Agreement or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall: (i) at the request of the Agent, mark conspicuously each document included in the Inventory and each chattel paper relating to the Receivables, each Related Contract, and all instruments and other documents and each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such document, chattel paper, Related Contract, instrument or Collateral is subject to the security interest granted hereby, (ii) at the request of the Agent, if any account or contract or other writing relating thereto shall be evidenced by a promissory note or other instrument, deliver and pledge to the Agent hereunder, such note or other instrument duly endorsed and accompanied by duly executed undated instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Agent; (iii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve, with the required priority, the security interests granted, or purported to be granted hereby, (iv) upon any Grantor's registration or application of any copyright under the Copyright Act, execute and deliver promptly and in any event, within 5 days of registration or application, to the Agent for recordation and filing in the United States Copyright Office a Grant of Security Interest, in the form of Exhibit B attached hereto, (v) upon any Grantor's registration or application of any Patent or Mark, execute and deliver promptly and in any event, with 5 days of registration or application, to the Agent for recordation and filing in the United States Patent and Trademark Office a Grant of Security Interest, in the form of Exhibit B attached hereto,
(vi) with respect to any license or agreement in which any Grantor now has or hereafter acquires an interest which by its terms prohibits assignment, upon the Agent's request such Grantor will use its commercially reasonable efforts to procure the consent of the counterpart party thereto, (vii) deliver and pledge to the Agent, certificates representing Pledged Securities, accompanied by undated stock powers executed in blank, and (v) take all action necessary to ensure that the Agent has control of Collateral consisting of deposit accounts, electronic chattel paper, investment property, letter-of-credit rights and transferable records as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and in Section 16 of UETA.

                  (b) Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto (including, without limitation, one or more financing statements indicating that such financing statement covers all assets or all property (or words of similar effect) of such Grantor), relative to the Collateral (or any part thereof), in each case without the signature of such Grantor (and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement) where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) With respect to any Collateral consisting of securities, instruments, partnership or joint venture interests, limited liability company interests, or the like, each Grantor hereby consents and agrees that, during the existence of an Event of Default, the issuers of, or obligors on, any such Collateral, or any registrar or transfer agent or trustee for any such Collateral, shall be entitled to accept the provisions of this Agreement as conclusive evidence of the right of the Agent to effect any transfer or exercise any right hereunder or with respect to any such Collateral subject to the terms hereof, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to such issuers or such obligors or to any such registrar or transfer agent or trustee.

                  (d) At any time and from time to time, the Agent shall be entitled to file and/or record any instruments and documents held by it and any or all such further documents and instruments, relative to the Collateral or any part thereof in each instance, and to take all such other actions as the Agent may reasonably deem appropriate or necessary to perfect and to maintain perfected the security interests granted herein.

            9. VOTING RIGHTS; DIVIDENDS; ETC. So long as no Event of Default shall have occurred and be continuing:

                  (a) Voting Rights. Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to its Pledged Securities, its Pledged Partnership Interests and its Pledged Limited Liability Company Interests, or any part thereof, for any purpose not inconsistent with the terms of this Agreement, or the other Operative Documents; provided, however, that each Grantor shall not exercise, or shall refrain from exercising, any such right if it would result in an Event of Default.

                  (b) Dividend and Distribution Rights. Subject to the terms of the Purchase Agreement, each Grantor shall be entitled to receive and to retain and use any and all dividends, interest or distributions paid in respect of its Pledged Securities, its Pledged Partnership Interests or its Pledged Limited Liability Company Interests; provided, however, that any and all:

                        (i) non-cash dividends or distributions in the form of
                  capital stock, certificated limited liability company interests, instruments or other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Securities, Pledged Partnership Interests, Pledged Limited Liability Company Interests,

                        (ii) dividends and other distributions paid or payable
                  in cash in respect of any Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                        (iii) cash paid, payable or otherwise distributed in
                  redemption of, or in exchange for, any Pledged Securities, Pledged Partnership Interests or Pledged Limited Liability Company Interests,
shall, except as otherwise provided for in the Operative Documents, be forthwith delivered to the Agent, in the case of (i) above, to be held as Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Agent, be segregated from the other property of such Grantor and forthwith be delivered to the Agent as Collateral in the same form as so received (with any necessary endorsements), and in the case of (ii) and (iii) above, to be held as Collateral.

            10. RIGHTS AS TO PLEDGED COLLATERAL DURING EVENT OF DEFAULT. When an Event of Default has occurred and is continuing:

                  (a) Voting, Dividend and Distribution Rights. Upon notice from the Agent to the Grantors, all rights of each Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 9(a) above, and to receive the dividends and distributions which it would otherwise be authorized to receive and retain pursuant to Section 9(b) above, shall cease, and all such rights shall thereupon become vested in the Agent who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and to hold as Pledged Collateral such dividends and distributions during the continuance of such Event of Default.

                  (b) Dividends and Distributions Held in Trust. All dividends and other distributions which are received by any Grantor contrary to the provisions of Section 10(a) of this Agreement shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and forthwith shall be paid over to the Agent as Collateral in the same form as so received (with any necessary endorsements).

            11. IRREVOCABLE PROXY. Each Grantor hereby revokes all previous proxies with regard to its Pledged Securities, its Pledged Partnership Interests and its Pledged Limited Liability Company Interests and, appoints the Agent as its respective proxyholder to (a) attend and vote at any and all meetings of the shareholders of the corporation(s) which issued the Pledged Securities, and any adjournments thereof, held on or after the date of the giving of this proxy and prior to the termination of this proxy and to execute any and all written consents of shareholders of such corporation(s) executed on or after the date of the giving of this proxy and prior to the termination of this proxy, with the same effect as if such Grantor had personally attended the meetings or had personally voted its shares or had personally signed the written consents, waivers or ratification, and (b) to attend and vote at any and all meetings of the members of the Pledged Entities or partners of the Pledged Partnership Entities (whether or not such Pledged Limited Liability Company Interests or Pledged Partnership Interests are transferred into the name of the Agent), and any adjournments thereof, held on or after the date of the giving of this proxy and to execute any and all written consents, waivers and ratifications of the Pledged Entities or Pledged Partnership Entities executed on or after the date of the giving of this proxy and prior to the termination of this proxy with the same effect as if such Grantor had personally attended the meetings or had personally voted on their respective Limited Liability Company Interests or Partnership Interests or had personally signed the consents, waivers or ratifications; provided, however, that the Agent as proxyholder shall have rights hereunder only during the existence of an Event of Default. Each Grantor hereby authorizes the Agent to substitute another Person (which Person shall be a successor to the rights of the Agent hereunder, a nominee appointed by the Agent to serve as proxyholder, or otherwise as approved by such Grantor in writing, such approval not to be unreasonably withheld) as the proxyholder and, during the existence of any Event of Default, hereby authorizes and directs the proxyholder to file this proxy and the substitution instrument with the secretary of the appropriate corporation. This proxy is coupled with an interest and is irrevocable until such time as all outstanding principal and interest on the Notes have been indefeasibly paid in full.

            12. THE GRANTORS' REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants as follows:

                  (a) (i) Such Grantor's exact legal name, as defined in Section 9-503(a) of the UCC, is correctly set forth on Schedule 3-A hereto; (ii) the locations listed on the Schedule 3-A constitute all locations at which Collateral owned by such Grantor is located; (iii) the chief executive office of such Grantor, where such Grantor keeps its records concerning the Collateral, is located at the address set forth for such Grantor on Schedule 3-D; (iv) such Grantor has exclusive possession and control of the Collateral owned by such Grantor and (v) such Grantor has only the Deposit Accounts and Investment Accounts listed on Schedule 3-B.

                  (b) Such Grantor currently conducts business only under its own name and the trade names listed on Schedule 3-E. Neither such Grantor nor any corporate predecessor has, during the preceding five years, been known as or used any other corporate or fictitious name, except the names disclosed on
Schedule 3-E.

                  (c) Such Grantor is the legal and beneficial owner of the Collateral owned by such Grantor free and clear of all Liens, claims, options or rights of others except for the security interest created under this Agreement and for Permitted Liens. Such Grantor has the power, authority and legal right to grant the security interests in such Collateral purported to be granted hereby, and to execute, deliver and perform this Agreement. The pledge of such Collateral pursuant to this Agreement creates a valid first priority security interest in such Collateral (except for any Permitted Liens).

                  (d) Such Grantor will maintain all Deposit Accounts only with the Agent or with banks (the "Pledged Account Banks") that have agreed, in a record authenticated by the Grantor, the Agent and the Pledged Account Banks, to
(i) comply with instructions originated by the Agent directing the disposition of funds in the Deposit Accounts without the further consent of the Grantor and
(ii) waive or subordinate in favor of the Agent all claims of the Pledged Account Banks (including, without limitation, claims by way of a security interest, lien or right of setoff or right of recoupment) to the Deposit Accounts, which authenticated record shall be substantially in the form of Exhibit C hereto, or shall otherwise be in form and substance satisfactory to the Agent (the "Account Control Agreement").

                  (e) No consent of any Person, including, without limitation, any partner in a partnership with respect to which such Grantor has pledged its interests as a Pledged Partnership Interest or any member in a Pledged Entity, or any lessor or warehouseman of any premises or warehouse upon or in which equipment and inventory is located is required for the pledge by such Grantor of the Collateral owned by such Grantor other than consents required under the agreements described in the Schedule of Exceptions to the Purchase Agreement.

                  (f) The Pledged Securities described on Schedule 3-C attached hereto constitute (i) all of the shares of capital stock of any Person, other than a Regulated Entity, owned by such Grantor and (ii) that percentage of the issued and outstanding shares of the respective issuers thereof indicated on
Schedule 3-C attached hereto, and there is no other class of shares issued and outstanding of the respective issuers thereof except as set forth on Schedule 3-C attached hereto. The Pledged Partnership Interests described on Schedule 3-C attached hereto constitute all of the partnerships or joint ventures other than Regulated Entities in which each Grantor has an interest, and such Grantor's percentage interest in each such partnership or joint venture is as set forth on such Schedule 3-C attached hereto. The Pledged Limited Liability Company Interests described on Schedule 3-C attached hereto constitute all of the Limited Liability Company Interests other than in, of or with respect to Regulated Entities of each Grantor and such Grantor's percentage interest in each such Pledged Entity is as set forth on Schedule 3-C attached hereto.

                  (g) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any third party (other than such authorizations, approvals and other actions as have already been taken and are in full force and effect) is required (A) for the pledge of the Collateral or the grant of the security interest in the Collateral by any of the Grantors hereby or for the execution, delivery or performance of this Agreement by any of the Grantors, (B) for the exercise by the Agent of the voting rights in the Pledged Securities, the Pledged Partnership Interest or the Pledged Limited Liability Company Interests or of any other rights or remedies in respect of the Collateral hereunder except as may be required in connection with any disposition of Collateral consisting of securities by laws affecting the offering and sale of securities generally or
(C) the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security), except for the filing of financing and continuation statements under the UCC, which financing statements have been delivered to the Agent in proper form for filing, the agreements granting security interests in the Copyrights, Marks and Patents granted hereunder in the U.S. Patent and Trademark Office and the U.S. Copyright Office, which agreements have been delivered to the Agent in proper form for filing and the actions described in Section 3 with respect to Pledged Securities, which actions have been taken and are in full force and effect.

                  (h) Except as otherwise provided in this Agreement, all filings and other actions (A) necessary to obtain control of Collateral as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC and Section 16 of UETA or (B) necessary to perfect the security interest in the Collateral of such Grantor created under this Agreement have been duly made or taken, and this Agreement creates in favor of the Agent for the benefit of the Investors and itself, a valid and, together with such filings and other actions, perfected first priority security interest in the Collateral of such Grantor, securing the payment of the obligations under and in respect of the Operative Documents.

            13. COPYRIGHTS.

                  (a) Royalties. Each Grantor hereby agrees that the use by the Agent of the Copyrights as authorized hereunder in connection with the Agent's exercise of its rights and remedies hereunder shall be without any liability for royalties or other related charges from the Agent to Grantors.

                  (b) Restrictions on Future Agreements. Subject to the terms hereof and of the Purchase Agreement, each Grantor shall be permitted to manage, license and administer its Copyrights in such manner as such Grantor in its reasonable business judgment deems desirable, provided, however, that such Grantor will not, without the Agent's prior written consent, such consent not to be unreasonably withheld or delayed, (i) enter into any copyright license agreements except license agreements entered into in the ordinary course of its business consistent with past practices and containing such additional provisions to protect the Agent's interest hereunder as the Agent may from time to time reasonably request or (ii) take any action, or permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would customarily be taken by a Person in the same business and in similar circumstances as such Grantor, which could in any respect reasonably be expected to have a Material Adverse Effect.

                  (c) Duties of Grantors. Each Grantor shall have the duty to:

                      In accordance with its standard commercial practices, (i) prosecute diligently any copyright application included in the Copyrights, (ii) place notices of copyright on all copyrightable property produced or owned by such Grantor embodying the Copyrights and use diligent reasonable efforts to have its licensees do the same and (iii) take all reasonable action necessary in such Grantor's reasonable business judgment consistent with past practices to preserve and maintain all of Grantor's rights in the Copyrights that are or shall be necessary in the operation of Grantor's business, including, without limitation, making timely filings for renewals and extensions of registered Copyrights and diligently monitoring unauthorized use thereof. Any expenses incurred in connection with the foregoing shall be borne by Grantors. The Agent shall have no duty with respect to the Copyrights other than to act lawfully and without gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent shall not be under any obligation to take any steps necessary to preserve rights in the Copyrights against any other parties, but the Agent may do so at its option upon the occurrence and during the continuance of an Event of Default, and all reasonable expenses incurred in connection therewith shall be for the sole account of Grantors.

            14. PATENTS AND MARKS.

                  (a) Royalties. Each Grantor hereby agrees that any rights granted hereunder to the Agent with respect to Patents and Marks shall be applicable to all jurisdictions in which such Grantor has the right to use such Patents and Marks, from time to time, and without any liability for royalties or other related charges from the Agent to Grantors.

                  (b) Restrictions on Future Agreements. Each Grantor will not, except in accordance with its standard commercial practices, abandon any Patent or Mark in which such Grantor now owns or hereafter acquires any rights or interests if such abandonment could reasonably be expected to have a Material Adverse Effect or enter into any agreement, including, without limitation, any license agreement, which is inconsistent with such Grantor's obligations under this Agreement, if such actions could reasonably be expected to have a Material Adverse Effect. Each Grantor further agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action which would customarily be taken by a Person in the same business and in similar circumstances as such Grantor, which could reasonably be expected to have a Material Adverse Effect.

                  (c) Duties of Grantors. In accordance with its standard commercial practices, each Grantor shall have the duty to (i) prosecute diligently any patent application or trademark application pending as of the date hereof or thereafter until the Notes shall have been indefeasibly paid in full, (ii) file and prosecute opposition and cancellation proceedings if the failure to do so could reasonably be expected to have a Material Adverse Effect and (iii) take all reasonable action necessary in such Grantor's reasonable business judgment consistent with past practices to preserve and maintain all rights in patent applications of the Patents and in applications for registrations of the Marks unless the failure so to do could not reasonably be expected to have a Material Adverse Effect. Any expenses incurred in connection with the foregoing applications shall be borne by Grantors. Each Grantor shall not abandon any right to file a Patent application or Mark application except in accordance with its standard commercial practices if such abandonment could reasonably be expected to have a Material Adverse Effect. Each Grantor shall give proper statutory notice in connection with its use of each of the Marks to the extent necessary for the protection of each of the Marks. Grantors shall notify the Agent of any suits it commences to enforce the Patents and Marks and shall provide the Agent with copies of any documents reasonably requested by the Agent relating to such suits.

            15. GRANTORS' COVENANTS. In addition to the other covenants and agreements set forth herein and in the other Operative Documents, each Grantor covenants and agrees as follows:

                  (a) Such Grantor will pay, prior to delinquency, all taxes, charges, Liens and assessments against the Collateral owned by it, except those with respect to which the amount or validity is being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of such Grantor and except those which could not reasonably be expected to have a Material Adverse Effect.

                  (b) The Collateral owned by it will not be used in violation of any material law, regulation or ordinance or any applicable laws (including, without limitation, all applicable regulations, rules and orders), nor used in any way that will void or impair any insurance required to be carried in connection therewith.

                  (c) The Inventory produced or distributed by such Grantor will be produced in compliance with all requirements of applicable law, including, without limitation, the Fair Labor Standards Act.

                  (d) Such Grantor will keep the tangible Collateral owned by it in reasonably good repair, working order and operating condition (normal wear and tear excluded), and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto and, as appropriate and applicable, will otherwise deal with the Collateral in all such ways as are considered customary practice by owners of like property.

                  (e) Such Grantor will take all reasonable steps to preserve and protect the Collateral owned by it except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (f) Such Grantor will maintain all insurance coverage required pursuant to the terms of the Purchase Agreement.

                  (g) Such Grantor will promptly notify the Agent in writing in the event of any material damage to the Collateral from owned by it any source whatsoever which could reasonably be expected to have a Material Adverse Effect.

                  (h) Such Grantor will not (i), except for equipment located at such Grantor's customer's premises in the ordinary course of business, establish any location of Collateral owned by it not listed in Schedule 3-A, (ii) move its principal place of business, chief executive offices or any other office listed in Schedule 3-D, (iii) change its jurisdiction of incorporation or organization, or (iv) adopt, use or conduct business under any trade name or other corporate or fictitious name not disclosed in Schedule 3-E, except upon not less than 30 days prior written notice to the Agent and such Grantor's prior compliance with all applicable requirements of Section 4 hereof necessary to perfect the Agent's security interest hereunder.

                  (i) Such Grantor shall cause all of its equipment constituting Collateral owned by it to be operated in accordance with any applicable manufacturer's manuals or instructions and the requirements of its insurance policies. Such Grantor, at its expense, shall maintain such equipment in good condition, reasonable wear and tear excepted, and will comply with all laws, ordinances and regulations to which the use and operation of such equipment may be or become subject. Such obligation shall extend to repair and replacement of any partial loss or damage to such equipment, regardless of the cause. All parts furnished in connection with such maintenance or repair shall immediately become part of such equipment. All such maintenance, repair and replacement services shall be promptly paid for and discharged by such Grantor with the result that no lien will attach to such equipment. Only qualified personnel of such Grantor or qualified contract personnel shall operate such equipment. Such equipment shall be used only for the purposes for which it was designed.

                  (j) Such Grantor shall, promptly, upon the release of all Liens related to the NAS Agreement, take all actions necessary, including, without limitation, the actions contemplated in Section 8 hereof, to grant to the Agent, for the ratable benefit of the Investors, a security interest in such Grantor's right, title and interest in and to such Exempted Collateral.

                  (k) Such Grantor shall comply in all material respects, with the terms and conditions of all material agreements, commitments or instruments to which such Grantor is a party or by which it is bound. Such Grantor shall duly comply in all material respects, with any applicable laws, ordinances, rules and regulations of any foreign, federal, state or local government or any agency thereof having proper jurisdiction over it, or any applicable writ, order or decree, and conform in all material respects, to all valid requirements of governmental authorities relating to the conduct of its business, properties or assets.

                  (l) Such Grantor shall maintain in all material respects, all necessary franchises, permits, licenses and other rights and privileges from governmental authorities necessary to permit it to own its property and to conduct its business as now being conducted or as currently proposed to be conducted by it.

                  (m) Promptly after any declaration of a dividend payment or any other distribution with respect to its capital stock, the Company shall provide written notice thereof to the Agent.

                  (n) Immediately upon the receipt by the applicable Grantor of any payment in respect of the Certificate of Deposit held at People's Bank, bearing account number 116-800213-08, the applicable Grantor shall transfer the amount of such payment to the Deposit Account held at Fleet Bank bearing account number 9407715973.

            16. COLLECTIONS ON THE COLLATERAL. Except as provided to the contrary in the Purchase Agreement, each Grantor shall have the right to use and to continue to make collections on and receive dividends and other proceeds of all of the Collateral in the ordinary course of business so long as no Event of Default shall have occurred and be continuing. Upon the occurrence and during the continuance of an Event of Default, upon notice from the Agent to the Grantors, each Grantor's right to make collections on and receive dividends and other proceeds of the Collateral owned by it and to use or dispose of such collections and proceeds shall terminate, and any and all dividends, proceeds and collections, including all partial or total prepayments, then held or thereafter received on or on account of the Collateral will be held or received by such Grantor in trust for the Agent and promptly delivered in kind to the Agent (duly endorsed to the Agent, if required), to be held as Collateral, as the Agent shall elect. During the existence of an Event of Default, the Agent shall have the right at all times to receive, receipt for, endorse, assign, deposit and deliver, in the name of any of the Grantors, any and all checks, notes, drafts and other instruments for the payment of money constituting proceeds of or otherwise relating to the Collateral; and each Grantor hereby authorizes the Agent to affix, by facsimile signature or otherwise, the general or special endorsement of such Grantor, in such manner as the Agent shall deem advisable, to any such instrument in the event the same has been delivered to or obtained by the Agent without appropriate endorsement, and the Agent and any collecting bank are hereby authorized to consider such endorsement to be a sufficient, valid and effective endorsement by such Grantor, to the same extent as though it were manually executed by the duly authorized representative of such Grantor, regardless of by whom or under what circumstances or by what authority such endorsement actually is affixed, without duty of inquiry or responsibility as to such matters, and such Grantor hereby expressly waives demand, presentment, protest and notice of protest or dishonor and all other notices of every kind and nature with respect to any such instrument.

            17. REMEDIES.

                  (a) Rights During Event of Default. During the existence of an Event of Default, the Grantors shall be in default hereunder and, subject to applicable law, Agent, shall have, in any jurisdiction where enforcement is sought, in addition to all other rights and remedies that the Agent may have under this Agreement and under applicable laws or in equity, all rights and remedies of a secured party under the UCC as enacted in any such jurisdiction in effect at that time, and in addition the following rights and remedies in accordance with applicable law, all of which may be exercised only at the direction of the Majority Investors with or without further prior notice to the Grantors except such notice as may be specifically required by applicable law: (i) to foreclose the Liens and security interests created under any Operative Document by any available judicial procedure or without judicial process; (ii) to enter peaceably any premises where any Collateral may be located for the purpose of securing, protecting, inventorying, appraising, inspecting, repairing, preserving, storing, preparing, processing, taking possession of or removing the same; (iii) to sell, assign, lease or otherwise dispose of any Collateral or any part thereof, either at public or private sale or at any broker's board, in lot or in bulk, for cash, on credit or otherwise, with or without representations or warranties and upon such terms as shall be commercially reasonable; (iv) to notify obligors on the Collateral that the Collateral has been assigned to the Agent and that all payments thereon, or performance with respect thereto, are to be made directly and exclusively to the Agent; (v) to collect by legal proceedings or otherwise all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral; (vi) to enter into any extension, reorganization, disposition, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral, and in connection therewith the Agent may deposit or surrender control of the Collateral and/or accept other property in exchange for the Collateral as the Agent reasonably deems appropriate and is commercially reasonable; (vii) to settle, compromise or release, on terms acceptable to the Agent, in whole or in part, any amounts owing on the Collateral and/or any disputes with respect thereto; (viii) to extend the time of payment, make allowances and adjustments and issue credits in connection with the Collateral in the name of the applicable Grantor for the benefit of the Agent; (ix) to enforce payment and prosecute any action or proceeding with respect to any or all of the Collateral and take or bring, on behalf of itself or in the name of the applicable Grantor, any and all steps, actions, suits or proceedings deemed necessary or reasonably desirable by the Agent to effect collection of or to realize upon the Collateral, including any judicial or nonjudicial foreclosure thereof or thereon, and each Grantor specifically consents to any nonjudicial foreclosure of any or all of the Collateral or any other action taken by the Agent which may release any obligor from personal liability on any of the Collateral, and each Grantor waives, to the extent permitted by applicable law, any right to receive prior notice of any public or private judicial or nonjudicial sale or foreclosure of any security or any of the Collateral, and any money or other property received by the Agent in exchange for or on account of the Collateral, whether representing collections or proceeds of Collateral, and whether resulting from voluntary payments or foreclosure proceedings or other legal action taken by the Agent or any of the Grantors, may be applied by the Agent, without notice to the Grantors, to decrease the amount owed by the Company under the Notes in such order and manner as described in the Notes; (x) to insure, protect and preserve the Collateral; (xi) to exercise all rights, remedies, powers or privileges provided under any of the Operative Documents or the Purchase Agreement; and (xii) to remove peaceably, from any premises where the same may be located, the Collateral and any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to the Collateral, and the Agent may, at the cost and expense of the Grantors and subject to the rights of third parties, use such of its supplies, equipment, facilities and space at its places of business as may be necessary or appropriate to properly administer, process, store, control, prepare for sale or disposition and/or sell or dispose of the Collateral or to properly administer and control the handling of collections and realizations thereon, and, subject to the rights of third parties, the Agent shall be deemed to have a rent-free tenancy of any premises of the Grantors for such purposes and for such periods of time as reasonably required by the Agent. So long as an Event of Default has occurred and is continuing, each Grantor will, at the Agent's request, assemble the Collateral and make it available to the Agent at places which the Agent may designate, whether at the premises of such Grantor or elsewhere, which are reasonably convenient to the Agent and the Grantors and will make available to the Agent, free of cost and subject to the rights of third parties, all premises, equipment and facilities of such Grantor for the purpose of the Agent's taking possession of the Collateral or storing the same or removing or putting the Collateral in salable form or selling or disposing of the same.

                  (b) Possession by the Agent. During the existence of an Event of Default, the Agent also shall have the right, without prior notice or demand, either in person, by the Agent or by a receiver to be appointed by a court in accordance with the provisions of applicable law (and each Grantor hereby expressly consents, to the fullest extent permitted by applicable law, during the existence of an Event of Default to the appointment of such a receiver), and, to the extent permitted by applicable law, without regard to the adequacy of any security for the Notes, to take possession of the Collateral or any part thereof and to collect and receive the rents, issues, profits, income and proceeds thereof. The taking possession of the Collateral by the Agent shall not cure or waive any Event of Default or notice thereof or invalidate any act done pursuant to such notice. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by said court.

                  (c) Sale of Collateral. Any public or private sale or other disposition of the Collateral pursuant to this Section 15 may be held, subject to the rights of third parties, at any office of the Agent, or at the Grantors' places of business, or at any other place permitted by applicable law, and without the necessity of the Collateral being within the view of prospective purchasers. The Agent may direct the order and manner of sale of the Collateral, or portions thereof, as it in its sole and absolute discretion may determine provided such sale is commercially reasonable, and each Grantor expressly waives, to the extent permitted by applicable law, any right to direct the order and manner of sale of any Collateral. The Agent or any Person acting on the Agent's behalf may bid and purchase at any such sale or other disposition. In furtherance of the Agent's rights hereunder, each Grantor hereby grants to the Agent an irrevocable, non-exclusive license (exercisable without royalty or other payment by the Agent) to use, license or sublicense any patent, trademark, trade name, copyright or other intellectual property in which Grantor now or hereafter has any right, title or interest together with the right of access to all media in which any of the foregoing may be recorded or stored; provided, however, that such license shall only be exercisable in connection with the disposition of Collateral upon the Agent's exercise of its remedies hereunder.

                  (d) Notice of Sale. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Agent will give the Grantors reasonable notice of the time and place of any public sale thereof or of the time on or after which any private sale thereof is to be made. The requirement of reasonable notice conclusively shall be met if such notice is mailed, certified mail, postage prepaid, to the Grantors at their addresses set forth on the signature page hereto or delivered or otherwise sent to the Grantors, at least ten (10) business days before the date of the sale. Each Grantor expressly waives, to the fullest extent permitted by applicable law, any right to receive notice of any public or private sale of any Collateral or other security for the Notes except as expressly provided for in this paragraph. The Agent shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. The Agent may, without notice or publication, except as required by applicable law, adjourn the sale from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice (except as required by applicable law), be made at the time and place to which the same was so adjourned.

                  (e) Private Sales. With respect to any Collateral consisting of securities, partnership interests, limited liability company interests, joint venture interests or the like, and whether or not any of such Collateral has been effectively registered under the Securities Act of 1933, as amended, or other applicable laws, the Agent may, in its sole and absolute discretion, sell all or any part of such Collateral at private sale pursuant to this Section 15 in such manner and under such circumstances as the Agent may deem necessary or advisable in order that the sale may be lawfully conducted in a commercially reasonable manner. Without limiting the foregoing, the Agent may (i) approach and negotiate with a limited number of potential purchasers, and (ii) restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing such Collateral for their own account for investment and not with a view to the distribution or resale thereof. In the event that any such Collateral is sold at private sale pursuant to this Section 15, each Grantor agrees to the extent permitted by applicable law that if such Collateral is sold for a price which is commercially reasonable, then (A) the Grantors shall not be entitled to a credit against the Notes in an amount in excess of the purchase price, and (B) the Agent shall not incur any liability or responsibility to the Grantors in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. Each Grantor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by the Agent of any such Collateral for an amount substantially less than a pro rata share of the fair market value of the issuer's assets minus liabilities may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell a large amount of such Collateral or Collateral that is privately traded.

                  (f) Title of Purchasers. Upon consummation of any sale of Collateral hereunder, the Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the Collateral so sold absolutely free from any claim or right upon the part of any Grantor or any other Person claiming through any Grantor, and each Grantor hereby waives (to the extent permitted by applicable laws) all rights of redemption, stay and appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. If the sale of all or any part of the Collateral hereunder is made on credit or for future delivery, the Agent shall not be required to apply any portion of the sale price to the Notes until such amount actually is received by the Agent, and any Collateral so sold may be retained by the Agent until the sale price is paid in full by the purchaser or purchasers thereof. The Agent shall not incur any liability in case any such purchaser or purchasers shall fail to pay for the Collateral so sold, and, in case of any such failure, the Collateral may be sold again.

                  (g) Disposition of Proceeds of Sale. The proceeds resulting from the collection, liquidation, sale or other disposition of the Collateral hereunder shall be applied, first, to the reasonable costs and expenses (including reasonable attorneys' fees) of retaking, holding, storing, processing and preparing for sale, selling, collecting and liquidating the Collateral, and the like; and second, to the satisfaction of all obligations under or in respect of the Notes; and third, any surplus remaining after the satisfaction of all obligations under or in respect of the Notes, to be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

                  (h) Certain Waivers. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands against the Agent arising out of the repossession, retention or sale of the Collateral, or any part or parts thereof hereunder, except to the extent any such claims, damages and awards arise out of the gross negligence or willful misconduct of the Agent.

                  (i) Remedies Cumulative. The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently, and are not exclusive of any other rights and remedies provided by law or equity.

            18. INSURANCE.

                  (a) Each Grantor will, at its own expense, maintain insurance with respect to the Equipment and Inventory of such Grantor in amounts, against risks, in form and with insurers consistent with its normal business practice. Each policy of each Grantor for liability insurance shall provide for all covered losses to be paid on behalf of the Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all covered losses (except for losses of less than $50,000 per occurrence) to be paid directly to the Deposit Account bearing account number 94077-15973 held at Fleet Bank, with notice by the applicable Grantor to the Agent or, if the Agent so elects, directly to the Agent. Notwithstanding the foregoing, only the World Trade Center claim beginning September 11, 2001 and the computer virus related claims beginning July 13, 2001, August 7, 2001 and September 17, 2001, respectively, in each case filed prior to the date hereof and payable under the Chubb Property Damage Insurance Policy bearing policy number 3539-79-82NHO, shall be paid directly to the relevant Grantor. Each policy for property damage insurance shall in addition (i) name such Grantor and the Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Agent) as their interests may appear, (ii) contain the agreement by the insurer that any loss payable thereunder to the Grantor shall be payable to the Deposit Account bearing account number 94077-15973 held at Fleet Bank, with notice by the applicable Grantor or, if the Agent so elects, directly to the Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least ten (10) days' prior written notice of cancellation or of lapse shall be given to the Agent by the insurer. Each Grantor will, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often as the Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Further, each Grantor will, at the request of the Agent following the occurrence of any Default, duly execute and deliver instruments of assignment of such insurance policies to comply with the requirements of this Section and use its best efforts to cause the insurers to acknowledge notice of such assignment.

                  (b) Payment under any liability insurance maintained by any Grantor pursuant to this Section will be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to Equipment or Inventory when subsection (c) of this Section is not applicable, the applicable Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder or by the Purchase Agreement, to pay or as reimbursement for the costs of such repairs or replacements.

                  (c) So long as no Default shall have occurred and be continuing, all insurance payments received into the applicable Deposit Account or by the Agent in connection with any loss, damage or destruction of any Inventory or Equipment shall be used by the applicable Grantor for the repair, replacement or restoration thereof, subject to such terms and conditions with respect to the use thereof as the Agent may reasonably require. To the extent that (i) the amount of any such insurance payments exceeds the cost of any such repair, replacement or restoration, or (ii) such insurance payments are not otherwise required by the applicable Grantor to complete any such repair, replacement or restoration required hereunder, the Agent may require that the amount thereof be held in the applicable Deposit Account. Upon the occurrence and during the continuance of any Default or the actual or constructive total loss (in excess of $50,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to the Agent and shall, in the Agent's sole discretion, (i) be released to the applicable Grantor to be applied as set forth in the first sentence of this subsection (c) or (ii) be held as additional Collateral hereunder.

            19. NOTICE. The Agent shall use reasonable efforts to give the Grantors reasonable prior written notice of the exercise of any remedy provided for herein, provided that the failure to give such notice shall not subject the Agent to liability and shall not affect the validity or exercise of any remedy hereunder.

            20. COSTS AND EXPENSES. Each Grantor shall pay on demand (i) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Agent in connection with the exercise of its duties under, this Agreement and the preparation, execution and delivery of amendments and waivers hereunder and (ii) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by the Agent and the Investors in connection with the enforcement or attempted enforcement of this Agreement or any of the Notes or in preserving any of the Agent's rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Operative Documents or any bankruptcy or similar proceeding involving such Grantor, any other Grantor, the Company or any of their Affiliates).

            21. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original counterpart of this Agreement.

            22. UNDERSTANDINGS WITH RESPECT TO WAIVERS AND CONSENTS. Each Grantor warrants and agrees that each of the waivers and consents set forth herein are made with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Grantor otherwise may have against the Agent or others, or against any Collateral. If any of the waivers or consents herein are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

            23. INDEMNITY.

                  (a) Each Grantor agrees to indemnify, defend and save and hold harmless the Agent and each Investor and each of their Affiliates and their respective officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may reasonably be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from any Operative Document (including, without limitation, enforcement of any Operative Document), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct;

                  (b) Each Grantor will upon demand pay to the Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents, that the Agent may reasonably incur in connection with (i) the administration of any Operative Document, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral of such Grantor or (iii) the exercise or enforcement of any of the rights of the Agent or the Investors hereunder or (iv) the failure by such Grantor to perform or observe any of the provisions of any Operative Document. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 23 applies whether any such investigation, litigation or proceeding is brought by any Grantor, Indemnified Party or any other Person and whether or not an Indemnified Party is otherwise a party thereto.

                  (c) Each Investor severally agrees to indemnify the Agent (to the extent not promptly reimbursed by the Grantors) from and against such Investor's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may reasonably be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of the Operative Documents or any action taken or omitted by the Agent under the Operative Documents (collectively, the "Indemnified Costs"); provided, however, that no Investor shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct as found in a final, non-appealable judgment by a court of competent jurisdiction. Without limitation of the foregoing, each Investor agrees to reimburse the Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Grantors under any Operative Document, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Grantors. For purposes of this Section 23, the Investors respective ratable shares of any amount shall be determined, at any time, according to the sum of the aggregate outstanding principal amount of the Notes at such time owing to the respective Investor. The failure of any Investor to reimburse the Agent, promptly upon demand for its ratable share of any amount required to be paid by the Investors to the Agent, as provided herein and under the Operative Documents, shall not relieve any other Investor of its obligation hereunder and under the Operative Documents to reimburse the Agent for its ratable share of such amount, but no Investor shall be responsible for the failure of any other Investor to reimburse the Agent for such other Investor's ratable share of such amount.

                  (d) Without prejudice to the survival of any other agreement of any party hereunder, the agreement and obligations of each Grantor and Investor contained in this Section 23 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Operative Documents.

            24. AMENDMENTS, WAIVERS, ETC. No amendment of any provision of this Agreement or the Notes, shall in any event be effective unless the same shall be in writing and signed by the Company and the Investors holding at least 80% of the sum of the aggregate unpaid principal amount owing under the Notes. No waiver of any provision of this Agreement or the Notes, nor consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Investors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Investors, do any of the following at any time: (i) change the number of Investors or the percentage of the aggregate amount outstanding under the Notes that, in each case, shall be required for the Investors or any of them to take any action hereunder, (ii) reduce or limit the obligations of any Guarantor under Section 2 or release such Guarantor or otherwise limit such Guarantor's liability with respect to the obligations owing to the Agents and the Investors, (iii) amend this Section 24, (iv) reduce the principal of, or interest on, the Notes or any fees or other amounts payable under any Operative Document, (v) postpone any date scheduled for any payment of principal of, or interest on, the Notes pursuant to Section 6 or any date fixed for payment of fees or other amounts payable under any Operative Document, or (vi) limit the liability of any Grantor under any of the Operative Documents.

            25. NOTICES. All notices and other communications provided for hereunder shall be given in writing in the manner and to the addresses set forth in the Notes.

            26. CONTINUING SECURITY INTEREST: TRANSFER OF NOTES; TERMINATION. This Agreement shall create a continuing security interest in the Collateral pursuant to Section 3 hereof and shall (i) remain in full force and effect until indefeasible payment in full of the Notes (ii) be binding upon each Grantor, their successors and assigns and (iii) inure, together with the rights and remedies of the Agent and the Investors hereunder, to the benefit of the Agent and the Investors and their respective successors, transferees and assigns. Any Investor may assign or otherwise transfer its rights thereof, or any rights in Collateral held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Investor or the Agent herein or otherwise. Nothing set forth in any Operative Document is intended or shall be construed to give to any other party any right, remedy or claim under, to or in respect of any Operative Document or any Collateral. The Grantors' successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor, provided that, except as otherwise permitted under the Purchase Agreement or any Operative

Document, none of the rights or obligations of the Grantors hereunder may be assigned or otherwise transferred without the prior written consent of the Agent.

            27. RELEASE OF THE GRANTORS. This Agreement and all obligations of each Grantor hereunder and all security interests granted hereby shall terminate and be released when all Notes and all other obligations of the Grantors under or in respect of the Operative Documents have been paid in full. Upon such termination and release all rights in and to the Collateral granted or pledged by the Grantors hereunder shall automatically revert to the Grantors, and the Agent shall return any pledged Collateral in its possession to the Grantors, or to the Person or Persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things, reasonably required for the return of the Collateral to the Grantors, or to the Person or Persons legally entitled thereto, and to evidence or document the release of the interests of the Agent arising under this Agreement, all as reasonably requested by, and at the sole expense of, the Grantors.

            28. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            29. JURY TRIAL. Each Grantor, each Investor and the Agent, to the fullest extent permitted by applicable law, hereby irrevocably waives all right to trial by jury as to any issue relating hereto in any action, proceeding, or counterclaim arising out of or relating to this Agreement.

            30. LIMITATION OF LIABILITY. No claim may be made by any Grantor against any Investor or the Agent or the members, affiliates, directors, officers, employees, or attorneys of any Investor or the Agent for any special, indirect, consequential or punitive damages in respect of any claim (whether based upon any breach of contract, tort, breach of statutory duty or any other theory of liability) arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith and each Grantor hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not now accrued and whether or not known or suspected to exist in its favor.

            31. COVENANT NOT TO ISSUE UNCERTIFICATED SECURITIES. Each Grantor covenants to the Agent that any Pledged Securities held by it shall be in certificated form (as contemplated by Article 8 of the UCC), and that it will not seek to convert all or any part of any Pledged Securities into uncertificated form (as contemplated by Article 8 of the UCC).

            32. COVENANT NOT TO DILUTE INTERESTS OF THE AGENT IN SECURITIES. Each Grantor represents, warrants and covenants to the Agent that it will (a) not at any time cause or permit any subsidiary that is an issuer of Pledged Securities to issue any capital stock or any warrants, options or other rights to acquire any capital stock, other than to such Grantor or as otherwise permitted under the Purchase Agreement and (b) pledge to the Agent in accordance with the terms hereof, promptly upon its acquisition (directly or indirectly) thereof, and in any event, within 5 days of such acquisition, any and all shares of stock or other securities of each issuer of Pledged Securities.

            33. PLEDGED LIMITED LIABILITY COMPANY INTERESTS/COVENANT NOT TO DILUTE. Each Grantor represents, warrants and covenants to the Agent that it will (a) not at any time cause or permit any Pledged Entities to issue any additional membership interests or any other rights or options to acquire any additional limited liability company interests, or as otherwise permitted under the Purchase Agreement, and (b) pledge to the Agent in accordance with the terms hereof, promptly upon its acquisition (directly or indirectly) thereof, and in any event, within 5 days of such acquisition, any and all additional Limited Liability Company Interests of each Pledged Entity.

            34. PLEDGED PARTNERSHIP INTERESTS/COVENANT NOT TO DILUTE. Each Grantor represents, warrants and covenants to the Agent that it will (a) not at any time cause or permit any Pledged Partnership Entities to issue any additional partnership interests or any other rights or options to acquire any additional partnership interests, other than to the Grantors or as otherwise permitted under the Purchase Agreement, and (b) pledge to the Agent in accordance with the terms hereof, promptly upon its acquisition (directly or indirectly) thereof, and in any event, within 5 days of such acquisition, any and all additional Partnership Interests of each Pledged Partnership Entity.

            35. CONFIDENTIALITY. The Agent and each Investor agree to use the same degree of care to safeguard and prevent disclosure of the Confidential Information as such Person uses with its own confidential information, but in any event no less than a reasonable degree of care. The Agent and each Investor shall not disclose such Confidential Information to any Person without the consent of the Grantors and shall use such Confidential Information solely for purposes of the exercise of its rights and the enforcement of its remedies under or in respect of the Operative Documents. These obligations of confidentiality shall not apply to any information provided (a) to the Agent's or such Investor's Affiliates and their officers, directors, employees, agents and advisors, and then only on a confidential basis (and the Agent and such Investor shall be responsible for any disclosure or misuse of such Confidential Information by such Person), (b) as required by any law, rule or regulation or judicial process, (c) as requested or required by any state, Federal or foreign authority or examiner regulating such Investor and (d) to any rating agency when required by it, provided that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Confidential Information relating to the Grantors received by it from such Investor and provided further, that this Section 35 shall not apply to information related to the tax treatment or the Tax Structure (as defined below) of the transactions contemplated herein. For this purpose "Tax Structure" is limited to any facts relevant to the U.S. federal income tax treatment of the transactions contemplated by the Operative Documents and does not include information relating to the identity of the parties thereto.

                  [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.


                                  DSL.NET, INC.

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  DSLNET COMMUNICATIONS PUERTO RICO, INC.

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  DSLNET COMMUNICATIONS VA, INC.
                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  TYCHO NETWORKS, INC.
                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  VECTOR INTERNET SERVICES, INC.
                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  DSLNET ATLANTIC, LLC
                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  VANTAGEPOINT VENTURE PARTNERS III (Q), L.P.

                                  By: VantagePoint Venture Associates III,
                                  L.L.C., its general partner
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------
                                  Managing Member

                                  VANTAGEPOINT VENTURE PARTNERS III, L.P.
                                  By:  VantagePoint Venture Associates III,
                                  L.L.C., its general partner

                                  By:
                                       -----------------------------------------
                                  Name:
                                         ---------------------------------------
                                  Managing Member

                                  VANTAGEPOINT COMMUNICATIONS PARTNERS, L.P.
                                  By:  VantagePoint Communications Associates,
                                  L.L.C., its general partner

                                  By:
                                       -----------------------------------------
                                  Name:
                                         ---------------------------------------
                                  Managing Member

                                  VANTAGEPOINT VENTURE PARTNERS 1996, L.P.

                                  By:  VantagePoint Associates, L.L.C., its
                                  general partner

                                  By:
                                       -----------------------------------------
                                  Name:
                                         ---------------------------------------
                                  Managing Member

                                  Accepted and Agreed:
                                  --------------------

                                  DEUTSCHE BANK TRUST COMPANY AMERICAS, AS AGENT


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                         ---------------------------------------

                                   Schedule 1

                   To Agency, Guaranty and Security Agreement

                                    Grantors


  PARENT:                           DSL.net, Inc.

  SUBSIDIARY GRANTORS:              DSLnet Atlantic, LLC

                                    DSLnet Communications Puerto Rico, Inc.

                                    DSLnet Communications VA, Inc.

                                    Tycho Networks, Inc.

                                    Vector Internet Services, Inc.

                                   Schedule 2

                   To Agency, Guaranty and Security Agreement

                                    Investors

  Deutsche Bank AG London

  Vantagepoint Venture Partners III (Q), L.P.

  Vantagepoint Venture Partners III, L.P.

  Vantagepoint Communications Partners, L.P.

  Vantagepoint Venture Partners 1996, L.P.

                                  Schedule 3-A

                   To Agency, Guaranty and Security Agreement


  GRANTORS:             DSL.net, Inc.
                        DSLnet Atlantic, LLC
                        DSLnet Communications Puerto Rico, Inc.
                        DSLnet Communications VA, Inc.
                        Tycho Networks, Inc.
                        Vector Internet Services, Inc.

                                                     LIST OF ASSET LOCATIONS
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
STREET                           CITY             STATE            DESCRIPTION        TYPE OF ASSETS
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
545 Long Wharf Drive             New Haven        CT               Corporate Offices  Leasehold Improvements; Furniture & Fixtures;
                                                                                      Network and Office Equipment; System Software
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
155 East Street                  New Haven        CT               Warehouse          Network and Office Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
13625 Dulles Technology Drive    Herndon          VA               Office             Leasehold Improvements; Furniture & Fixtures;
                                                                                      Network and Office Equipment; System Software
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
44873 Falcon Place               Sterling         VA               Warehouse          Network and Office Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
320-324 Encinal Street           Santa Cruz       CA               Offices            Leasehold Improvements; Furniture & Fixtures
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
529 Bryant Street                Palo Alto        CA               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
55 S. Market Street              San Jose         CA               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
12 South 6th Street              Minneapolis      MN               Offices            Leasehold Improvements; Furniture & Fixtures;
                                                                                      Network and Office Equipment; System Software
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
180 East 5th Street              St. Paul         MN               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
25 Broadway                      New York         NY               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
1808 Swift Drive, Suite B        Oak Brook        IL               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
101 North Plains Industrial Rd   Wallingford      CT               Warehouse          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------

-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
7990 Science Applications Blvd.  Vienna           VA               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
21 Harbor View                   Stamford         CT               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
111 8th Avenue                   New York         NY               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
165 Halsey Street                Newark           NJ               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
243 E. State Street              Trenton          NJ               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
1632 E. Parham Street            Richmond         VA               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
1724 Lovitt Avenue               Norfolk          VA               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
416 7th Avenue                   Pittsburgh       PA               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
300 W. Lexington Street          Baltimore        MD               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
401 N. Broad Street              Philadelphia     PA               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
1755 Old Meadow Road             McLean           VA               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
345 Courtland Street             Atlanta          GA               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
300 Bent Street                  Cambridge        MA               Core Site          Network Equipment
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
Collocation Sites                Various          IL, IN, MI, CT,  Collocation Sites  Network Equipment
                                                  MA, NH, NY, RI,
                                                  VT, MD, NJ, PA,
                                                  VA, AL, FL, GA,
                                                  LA, NC, TN, CA,
                                                  DE, DC
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
Collocation Fees                 Various          IL, IN, MI, CT,  Collocation Sites  CO Start Up Costs
                                                  MA, NH, NY, RI,
                                                  VT, MD, NJ, PA,
                                                  VA, AL, FL, GA,
                                                  LA, NC, TN, CA,
                                                  DE, DC
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
Customer CPE                     Various          Various          Customer Locations CPE
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
Vehicles                         Various          Various          Various offices &  Vehicles
                                                                   employees
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------
545 Long Wharf Drive             New Haven        CT               New Haven Offices  Leasehold Improvements
-------------------------------- ---------------- ---------------- ------------------ ----------------------------------------------

In addition to the above locations: (a) customer premise equipment may be located at customer locations, (b) customer premise equipment and network equipment may be located at staging areas (either a Grantor's or vendor's) prior to deployment, (c) spare parts may also be located at such staging areas, and
(d) Grantors may obtain additional facilities, including corporate office, warehouse or collocation sites, in connection with corporate or asset acquisitions.

                                  Schedule 3-B

                   To Agency, Guaranty and Security Agreement


                            List of Deposit Accounts

--------------------------- ---------------------- --------------------- -------------------
DEPOSITOR'S NAME            BANK                   ACCOUNT NUMBER        ACCOUNT TYPE
--------------------------- ---------------------- --------------------- -------------------
DSL.net, Inc                Fleet Bank             9407715973            Checking
--------------------------- ---------------------- --------------------- -------------------
DSL.net, Inc                Fleet Bank             9407948224            money market
--------------------------- ---------------------- --------------------- -------------------
DSL.net, Inc                Fleet Bank             9411313643            money market
--------------------------- ---------------------- --------------------- -------------------
DSL.net, Inc                People's Bank          116-6101704-09        money market
--------------------------- ---------------------- --------------------- -------------------
DSL.net, Inc                People's Bank          116-8002123-08        CD
--------------------------- ---------------------- --------------------- -------------------
DSL.net, Inc                Fidelity Investments   K8016365 Plan15255    money market
--------------------------- ---------------------- --------------------- -------------------
DSL.net, Inc                Fidelity Investments   K8016366 Plan15255    money market
--------------------------- ---------------------- --------------------- -------------------
DSL.net, Inc                Deutsche Bank          5ZP-484007            money market
--------------------------- ---------------------- --------------------- -------------------
Vector Internet Services,   Associated Bank        2283002307            checking
Inc - dba Visi.com
--------------------------- ---------------------- --------------------- -------------------

                             List of Restricted Cash

                   (collateral for various Letters of Credit)

--------------------------- ---------------------- --------------------- -------------------
DEPOSITOR'S NAME            BANK                   ACCOUNT NUMBER        ACCOUNT TYPE
--------------------------- ---------------------- --------------------- -------------------
DSL.net, Inc                People's Bank          116-8002240-09        CD
--------------------------- ---------------------- --------------------- -------------------
DSL.net, Inc                People's Bank          116-8002238-08        CD
--------------------------- ---------------------- --------------------- -------------------
DSL.net, Inc                People's Bank          001-8008541-08        CD
--------------------------- ---------------------- --------------------- -------------------
DSL.net, Inc                People's Bank          116-8002178-00        CD
--------------------------- ---------------------- --------------------- -------------------

                                  Schedule 3-C

                   To Agency, Guaranty and Security Agreement


                           List of Pledged Collateral


                                                           Shares or              Shares Issued
                                                  Cert.     Interest                   and             Shares        Percent
  Grantor              Issuer                      No.      Pledged                Outstanding       Authorized       Owned

DSL.net, Inc.     DSLnet Atlantic, LLC            n/a         100%                      100%            n/a            100%
DSL.net, Inc.     DSLnet Communications            1          100                       100            1,000           100%
                  Puerto Rico, Inc.
DSL.net, Inc.     DSLnet Communications VA,        1          100                       100             100            100%
                  Inc.
DSL.net, Inc.     Tycho Networks, Inc.            CS-1       1,000                     1,000        20,000,000         100%
DSL.net, Inc.     Vector Internet Services,        20        1,000                     1,000         1,000,000         100%
                  Inc.

                                  Schedule 3-D

                   To Agency, Guaranty and Security Agreement


               Location of Chief Executive Office of each Grantor



Grantor                                    Location

All Grantors party to this                 545 Long Wharf Drive
Agreement                                  5th Floor
                                           New Haven, CT  06511

                                  Schedule 3-E

                   To Agency, Guaranty and Security Agreement


                               List of Trade names



Grantor                            Trade Names
                                   (including any used in the preceding 5 years)

DSL.net, Inc.                      DSL.net

DSL.net, Inc.                      Tycho

DSL.net, Inc.                      Tycho Networks

DSL.net, Inc.                      Trusted Net

DSLnet Atlantic, LLC               Network Access Solutions Corporation

DSLnet Atlantic, LLC               Network Access Solutions

DSLnet Atlantic, LLC               NAS

DSLnet Atlantic, LLC               DSLnet Atlantic, LLC

DSLnet Atlantic, LLC               DSLnet Atlantic

Vector Internet Services, Inc.     VISI.com

Vector Internet Services, Inc.     VISI

Vector Internet Services, Inc.     Vector Internet Services, Inc.


On April 8, 2003, the Company entered into an asset purchase agreement with TalkingNets, Inc. and TalkingNets Holdings, LLC (collectively, "TalkingNets") pursuant to which the Company agreed to acquire assets and subscribers of TalkingNets. If all closing conditions are satisfied, the Company expects that this transaction will be completed during the third quarter of 2003. Until such time, the Company will manage certain operations of TalkingNets, which use the trade name "TalkingNets". The Company will acquire such trade name when the transaction closes.

We may also use trade names of companies we acquire or whose assets we acquire on or after the dates of acquisition.

                                  Schedule 3-F

                   To Agency, Guaranty and Security Agreement


                               List of Trademarks



Trademark                         Registration Number         Registration Date

DSL                               Tunisia EE98.1871           11/25/98

DSL.NET                           Supplemental-2,269,936      8/10/99

Vector Internet Services          2,262,761                   7/20/99

VISI.com (Stylized - the logo)    2,224,424                   2/16/99

VISI.com (the words)              2,234,325                   3/23/99

Tycho Networks                    Not Registered

NetGain                           Not Registered



Trademark Application            Application Number            Application Date

NONE

                                  Schedule 3-G

                   To Agency, Guaranty and Security Agreement


                                 List of Patents



Patent                            Registration Number          Registration Date

NONE





Patent Application                Application Number           Application Date

NONE

                                  Schedule 3-H

                   To Agency, Guaranty and Security Agreement


                               List of Copyrights



Copyright                         Registration Number          Registration Date


 We have declared copyrights to various materials prepared for or by the Company such as software and marketing related items. None of these have been registered.



Copyright Application             Application Number           Application Date

NONE

                                  Schedule 3-I

                   To Agency, Guaranty and Security Agreement


                             Commercial Tort Claims

NONE

                                   Exhibit A-1
                                   -----------

                   To Agency, Guaranty and Security Agreement


                              FORM OF PLEDGE NOTICE
                              ---------------------

                             [Letterhead of Grantor]



                                                                          [Date]

TO:         [Name of Pledged Entity]

                        Notice is hereby given that, pursuant to the Agency, Guaranty and Security Agreement (a true and correct copy of which is attached hereto), dated as of July 18, 2003 (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Agency and Security Agreement"), among [NAME OF GRANTOR] (the "Grantor"), the other pledgors from time to time party thereto and [DB entity], as administrative agent (the "Agent"), the Grantor has pledged and assigned to the Agent, and granted to the Agent a continuing security interest in, all right, title and interest of the Grantor, whether now existing or hereafter arising or acquired, as a [[limited partner] [general partner]] [member] in [NAME OF PLEDGED ENTITY] (the ["Partnership"] ["LLC"]), and in, to and under the [TITLE OF APPLICABLE AGREEMENT] (the "[Partnership] [LLC] Agreement"), including, without limitation:

                  (i) all the capital of the [Partnership] [LLC] and the
            Grantor's interest in all profits, income, surplus, losses, [Partnership] [LLC] assets and other distributions to which the Grantor shall at any time be entitled in respect of such [Partnership] [Membership] interest;

                  (ii) all other payments due or to become due to the Grantor in respect of such [partnership [limited liability company] interest, whether under the [Partnership] [LLC] Agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                  (iii) all of its claims, rights, powers, privileges,
            authority, options, security interest, liens and remedies, if any, under the [Partnership] [LLC] Agreement or at law or otherwise in respect of such [Partnership] [Membership] Interest;

                  (iv) all present and future claims, if any, of the Grantor against the [Partnership] [LLC] for moneys loaned or advanced, for services rendered or otherwise;

                  (v) all of the Grantor's rights under the [Partnership] [LLC]
            Agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Grantor relating to the [Partnership] [Membership] Interest, including any power to terminate, cancel or modify the [Partnership] [LLC] Agreement, to execute any instruments and to take any and all other action on behalf of and in the name of the Grantor in respect of the [Partnership] [Membership] Interest and the [Partnership] [LLC], to make determinations, to exercise any election (including, but not limited, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing;

                  (vi) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

                  (vii) to the extent not otherwise included, all proceeds of any or all of the foregoing.

                        Pursuant to the Agency and Security Agreement, the
            [Partnership] [LLC] is hereby authorized and directed to register the Grantor's pledge to the Agent of the interest of the Grantor on the [Partnership's] [LLC's] books.

            The Grantor hereby requests the [Partnership] [LLC] to indicate the [Partnership's] [LLC's] acceptance of this Notice and consent to and confirmation of its terms and provisions by signing a copy hereof where indicated on the attached page and returning the same to the Agent.

                                  [NAME OF GRANTOR]
                                  By
                                    --------------------------------------------
                                    Name:
                                    Title:

                                   Exhibit A-2
                                   -----------

                   To Agency, Guaranty and Security Agreement


                          FORM OF ISSUER ACKNOWLEDGMENT
                          -----------------------------

                  [NAME OF PLEDGED ENTITY] (the ["Partnership"] ["LLC"]) hereby acknowledges receipt of a copy of the assignment by [NAME OF GRANTOR] ("Grantor") of its interest under the [TITLE OF APPLICABLE AGREEMENT] (the "[Partnership] [LLC] Agreement") pursuant to the terms of the Agency, Guaranty and Security Agreement, dated as of [Date] (as amended, modified or supplemented from time to time in accordance with the terms thereof, the "Agency and Security Agreement"), among the Grantor, the other grantors from time to time party thereto, [DB entity], as administrative agent (the "Agent"). The undersigned hereby further confirms (i) the registration of the Grantor's pledge of its interest to the Agent on behalf of the Secured Creditors on the [Partnership's] [LLC's] books and (ii) upon receipt from the Agent of a notice stating that an "Event of Default" has occurred and is continuing, the undersigned shall only comply with instructions originated by the Agent with respect to the pledge of the interest referred to above notwithstanding contrary instructions given by any other person or entity, including the Grantor until such time as otherwise notified by the Agent.



Dated:   _______, ____

                                  [NAME OF PLEDGED ENTITY]
                                  BY
                                     -------------------------------------------
                                     Name:
                                     Title:

                                    Exhibit B
                                    ---------

                   To Agency, Guaranty and Security Agreement


                            [SEPARATE INSTRUMENT FOR

                            EACH FORM OF COLLATERAL]

                           GRANT OF SECURITY INTEREST
                           --------------------------

                        [PATENTS][TRADEMARKS][COPYRIGHTS]

            THIS GRANT OF SECURITY INTEREST, dated as of ________________, 2003, is executed by [GRANTOR], a [state of incorporation] corporation ("Grantor"), in favor of [DB entity], as administrative agent on behalf of the Investors and itself ("Agent").

            A. Grantor has entered into an Agency, Guaranty and Security Agreement, dated the date hereof (the "Agency and Security Agreement"), by and between DSL.Net, Inc., DSLnet Communications Delaware, Inc., DSLnet Communications Puerto Rico, Inc., DSLnet Communications VA, Inc., Tycho Networks, Inc., Vector Internet Services, Inc., and certain investors party thereto (the "Investors") in favor of the Agent;

            [B. Grantor owns the letters patent, and/or applications for letters patent, of the United States, more particularly described on Schedules 1-A and 1-B annexed hereto as part hereof (collectively, the "Patents");]

            [B. Grantor has adopted, used and is using the trademarks, more particularly described on Schedules 1-A and 1-B annexed hereto as part hereof, which trademarks are registered or subject to an application for registration in the United States Patent and Trademark Office (collectively, the "Trademarks");]

            [B. Grantor owns the copyrights registered in the United States Copyright Office, more particularly described on Schedule 1-A annexed hereto as part hereof (collectively, the "Copyrights");]

            [C. Pursuant to the Agency and Security Agreement, Grantor has granted to the Agent, for the benefit of the Investors and itself, a security interest in all right, title and interest of Grantor in and to the Patents, together with any reissue, continuation, continuation-in-part or extension thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Patents (the "Collateral"), to secure the prompt payment, performance and observance of all obligations of Grantor under or in respect of the Operative Documents;

            [C. Pursuant to the Agency and Security Agreement, Grantor has granted to the Agent, for the benefit of the Investors and itself, a security interest in all right, title and interest of Grantor in and to the Trademarks, together with the goodwill of the business symbolized by the Trademarks and the customer lists and records related to the Trademarks and the applications and registrations thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof (the "Collateral"), to secure the payment, performance and observance of all obligations of Grantor under or in respect of the Operative Documents;]

            [C. Pursuant to the Agency and Security Agreement, Grantor has granted to the Agent, for the benefit of the Investors and itself, a security interest in all right, title and interest of Grantor in and to the Copyrights and the registrations thereof, together with any renewals or extensions thereof, and all proceeds thereof, including any and all causes of action which may exist by reason of infringement thereof for the full term of the Copyrights (the "Collateral"), to secure the prompt payment, performance and observance of all obligations of Grantor under or in respect of the Operative Documents;]

            NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Grantor does hereby further grant to the Agent a security interest in the Collateral to secure the prompt payment, performance and observance of all obligations of Grantor under or in respect of the Operative Documents.

            Grantor does hereby further acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Collateral granted hereby are more fully set forth in the Agency and Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

            Agent's address is:     [DB entity], as Agent



                  [Remainder of page intentionally left blank]

            IN WITNESS WHEREOF, Grantor has caused this instrument to be executed as of the day and year first above written.

[GRANTOR]



By:
   -------------------------------

Name:
     -----------------------------

Title:
      ----------------------------

                   SCHEDULE 1-A TO GRANT OF SECURITY INTEREST
                   ------------------------------------------

                                     PATENTS
                                     -------


            Title                  Date Issued                Patent No.







                   SCHEDULE 1-B TO GRANT OF SECURITY INTEREST
                   ------------------------------------------

                               PATENT APPLICATIONS
                               -------------------


            Title                Application Date           Application No.

                   SCHEDULE 1-A TO GRANT OF SECURITY INTEREST
                   ------------------------------------------

                                   TRADEMARKS
                                   ----------


            Mark               Registration Date           Registration No.








                   SCHEDULE 1-B TO GRANT OF SECURITY INTEREST
                   ------------------------------------------

                             TRADEMARK APPLICATIONS
                             ----------------------


            Mark                 Application Date           Application No.

                   SCHEDULE 1-A TO GRANT OF SECURITY INTEREST
                   ------------------------------------------

                                   COPYRIGHTS
                                   ----------


            Description        Registration Date            Registration No.

                                    Exhibit C
                                    ---------

                   To Agency, Guaranty and Security Agreement


                        FORM OF ACCOUNT CONTROL AGREEMENT
                                (Deposit Account)

            ACCOUNT CONTROL AGREEMENT (this "Agreement") dated as of ________, ____, among____________, a ___________ (the "Grantor"), Deutsche Bank Trust
Company Americas, a ___________, as Administrative Agent (the "Secured Party"), and _________, a _________ ("____________"), as securities intermediary and depository bank (the "Account Holder").


PRELIMINARY STATEMENTS:

            (1) The Grantor has granted the Secured Party a security interest (the "Security Interest") in the following accounts maintained by the Account Holder for the Grantor (each, an "Account" and collectively, the "Accounts"):

           [Insert account numbers and other identifying information.]

            (2) Terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") are used in this Agreement as such terms are defined in such Article 8 or 9.

            NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

            SECTION 1. The Accounts. The Grantor and Account Holder represent and warrant to, and agrees with, the Secured Party that:

            (a) The Account Holder maintains each Account for the Grantor, and all property (including, without limitation, all funds and financial assets) held by the Account Holder for the account of the Grantor are, and will continue to be, credited to an Account in accordance with instructions given by the Grantor (unless otherwise provided herein).

            (b) To the extent that funds are credited to any Account, such Account is a deposit account; and to the extent that financial assets are credited to any Account, such Account is a securities account. The Account Holder is (i) the bank with which each Account that is a deposit account is maintained and (ii) the securities intermediary with respect to financial assets held in any Account that is a securities account. The Grantor is (x) the Account Holder's customer with respect to the Accounts and (y) the entitlement holder with respect to financial assets credited from time to time to any Account.

            (c) Notwithstanding any other agreement to the contrary, the Account Holder's jurisdiction with respect to each Account for purposes of the N.Y. Uniform Commercial Code is, and will continue to be for so long as the Security Interest shall be in effect, the State of New York.

            (d) Attached as Exhibit A hereto are statements of the respective Accounts as of the date hereof showing the property credited to each Account.

            (e) The Grantor and Account Holder do not know of any claim to or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account, except for claims and interests of the parties referred to in this Agreement.

            SECTION 2. Control by Secured Party. The Account Holder will comply with (i) all instructions directing disposition of the funds in any and all of the Accounts, (ii) all notifications and entitlement orders that the Account Holder receives directing it to transfer or redeem any financial asset in any and all of the Accounts, and (iii) all other directions concerning any and all of the Accounts, including, without limitation, directions to distribute to the Secured Party proceeds of any such transfer or redemption or interest or dividends on property in any and all of the Accounts (any such instruction, notification or direction referred to in clause (i), (ii) or (iii) above being an "Account Direction"), in each case of clauses (i), (ii) and (iii) above originated by the Secured Party without further consent by the Grantor or any other Person.

            SECTION 3. Grantor's Rights in Accounts.

            (a) Except as otherwise provided in this Section 3, the Account Holder will comply with Account Directions and other directions concerning each Account originated by the Grantor without further consent by the Secured Party.

            (b) Until the Account Holder receives a notice from the Secured Party that the Secured Party will exercise exclusive control over any Account, which notice shall only be delivered by the Secured Party during an Event of Default as defined in the Agency and Security Agreement, a copy of which notice shall also be sent to Grantor (a "Notice of Exclusive Control" with respect to such Account, the form of which is attached hereto as Exhibit B), the Account Holder may distribute to the Grantor all interest and regular cash dividends on property (including, without limitation, funds and financial assets) in such Account.

            (c) If the Account Holder receives from the Secured Party a Notice of Exclusive Control with respect to any Account, the Account Holder will not comply with any Account Direction originated by the Grantor that would require the Account Holder to make a free delivery of any funds or financial asset to the Grantor or any other Person.

            (d) If the Account Holder receives from the Secured Party a Notice of Exclusive Control with respect to any Account, the Account Holder will comply only with Account Directions originated by the Secured Party and will cease:

                  (i) complying with Account Directions or other directions concerning such Account originated by the Grantor and

                  (ii) distributing to the Grantor interest and dividends on property (including, without limitation, funds and financial assets) in such Account.

            SECTION 4. Priority of Secured Party's Security Interest. (a) The Account Holder (i) subordinates to the Security Interest and in favor of the Secured Party any security interest, lien, or right of recoupment or setoff that the Account Holder may have, now or in the future, against any Account or property (including, without limitation, any funds and financial assets) credited to any Account, and (ii) agrees that it will not exercise any right in respect of any such security interest or lien or any such right of recoupment or setoff until the Security Interest is terminated, except that the Account Holder
(A) will retain its prior security interest and lien on property credited to any Account, (B) may exercise any right in respect of such security interest or lien, and (C) may exercise any right of recoupment or setoff against any Account, in the case of clauses (A), (B) and
(C) above, to secure or to satisfy, and only to secure or to satisfy, payment
(x) for such property, (y) for its customary fees and expenses for the routine maintenance and operation of such Account, and (z) if such Account is a deposit account, for the face amount of any items that have been credited to such Account but are subsequently returned unpaid because of uncollected or insufficient funds.

            (b) The Account Holder will not enter into any other agreement with any Person relating to Account Directions or other directions with respect to any Account.

            SECTION 5. Statements, Confirmations, and Notices of Adverse Claims.
(a) The Account Holder will send copies of all statements and confirmations for each Account simultaneously to the Secured Party and the Grantor.

            (b) When the Account Holder knows of any claim or interest in any Account or any property (including, without limitation, funds and financial assets) credited to any Account other than the claims and interests of the parties referred to in this Agreement, the Account Holder will promptly notify the Secured Party and the Grantor of such claim or interest.

            SECTION 6. The Account Holder's Responsibility. (a) Except for permitting a withdrawal, delivery, or payment in violation of Section 3, the Account Holder will not be liable to the Secured Party for complying with Account Directions or other directions concerning any Account from the Grantor that are received by the Account Holder before the Account Holder receives and has a reasonable opportunity to act on a Notice of Exclusive Control.

            (b) The Account Holder will not be liable to the Grantor or the Secured Party for complying with a Notice of Exclusive Control or with an Account Direction or other direction concerning any Account originated by the Secured Party, even if the Grantor notifies the Account Holder that the Secured Party is not legally entitled to issue the Notice of Exclusive Control or Account Direction or such other direction unless the Account Holder takes the action after it is served with an injunction, restraining order, or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process.

            (c) This Agreement does not create any obligation of the Account Holder except for those expressly set forth in this Agreement and, in the case of any Account that is a securities account, in Part 5 of Article 8 of the N.Y. Uniform Commercial Code and, in the case of any Account that is a deposit account, in Article 4 of the N.Y. Uniform Commercial Code. In particular, the Account Holder need not investigate whether the Secured Party is entitled under the Secured Party's agreements with the Grantor to give an Account Direction or other direction concerning any Account or a Notice of Exclusive Control. The Account Holder may rely on notices and communications it believes given by the appropriate party.

            SECTION 7. Indemnity. The Grantor will indemnify the Account Holder, its officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including, without limitation, reasonable attorney's fees and disbursements), except to the extent the claims, liabilities or expenses are caused by the Account Holder's gross negligence or willful misconduct as found by a court of competent jurisdiction in a final, non-appealable judgment.

            SECTION 8. Termination; Survival. (a) The Secured Party may terminate this Agreement by notice to the Account Holder and the Grantor. If the Secured Party notifies the Account Holder that the Security Interest has terminated, this Agreement will immediately terminate.

            (b) The Account Holder may terminate this Agreement on 60 days' prior notice to the Secured Party and the Grantor, provided that before such termination the Account Holder and the Grantor shall make arrangements to transfer the property (including, without limitation, all funds and financial assets) credited to each Account to another Account Holder that shall have executed, together with the Grantor, a control agreement in favor of the Secured Party in respect of such property in substantially the form of this Agreement or otherwise in form and substance satisfactory to the Secured Party.

            (c) Sections 6 and 7 will survive termination of this Agreement.

            SECTION 9. Governing Law. This Agreement and each Account will be governed by the law of the State of New York. The Account Holder and the Grantor may not change the law governing any Account without the Secured Party's express prior written agreement.

            SECTION 10. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements, and contemporaneous oral agreements, of the parties concerning its subject matter.

            SECTION 11. Amendments. No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

            SECTION 12. Financial Assets. The Account Holder agrees with the Secured Party and the Grantor that, to the fullest extent permitted by applicable law, all property (other than funds) credited from time to time to any Account will be treated as financial assets under Article 8 of the N.Y. Uniform Commercial Code.

            SECTION 13. Notices. A notice or other communication to a party under this Agreement will be in writing (except that Account Directions may be given orally), will be sent to the party's address set forth under its name below or to such other address as the party may notify the other parties and will be effective on receipt.

            SECTION 14. Binding Effect. This Agreement shall become effective when it shall have been executed by the Grantor, the Secured Party and the Account Holder, and thereafter shall be binding upon and inure to the benefit of the Grantor, the Secured Party and the Account Holder and their respective successors and assigns.

            SECTION 15. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  [NAME OF GRANTOR]
                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

                                  Address:

                                  ----------------------------------------------

                                  ----------------------------------------------

                                  [NAME OF SECURED PARTY], as
                                  Administrative Agent


                                  By
                                    --------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  Address:

                                  ----------------------------------------------

                                  ----------------------------------------------

                                  [NAME OF ACCOUNT HOLDER]
                                  By
                                    --------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------


                                  Address:

                                  ----------------------------------------------

                                  ----------------------------------------------

                                TABLE OF CONTENTS

SECTION                                                                     PAGE

1.     Definitions............................................................1

2.     Guaranty...............................................................9

3.     Creation of Security Interest.........................................10

4.     Delivery of Pledged Collateral........................................11

5.     Appointment of the Agent..............................................11

6.     Payments and Computations.............................................14

7.     Sharing of Payments, Etc..............................................14

8.     Further Assurances....................................................15

9.     Voting Rights; Dividends; Etc.........................................16

10.    Rights as to Pledged Collateral During Event of Default...............17

11.    Irrevocable Proxy.....................................................17

12.    The Grantors' Representations and Warranties..........................17

13.    Copyrights............................................................19

14.    Patents and Marks.....................................................20

15.    Grantors' Covenants...................................................20

16.    Collections on the Collateral.........................................22

17.    Remedies..............................................................22

18.    Insurance.............................................................25

19.    Notice................................................................26

20.    Costs and Expenses....................................................26

21.    Counterparts..........................................................27

22.    Understandings With Respect to Waivers and Consents...................27

23.    Indemnity.............................................................27

24.    Amendments, Etc.......................................................28

25.    Notices...............................................................28

26.    Continuing Security Interest: Transfer of Notes; Termination..........28

27.    Release of the Grantors...............................................29

28.    Governing Law.........................................................29

29.    Jury Trial............................................................29

30.    Limitation of Liability...............................................29

31.    Covenant Not to Issue Uncertificated Securities.......................29

32.    Covenant Not to Dilute Interests of the Agent in Securities...........29

33.    Pledged Limited Liability Company Interests/Covenant Not to Dilute....29

34.    Pledged Partnership Interests/Covenant Not to Dilute..................30

35.    Confidentiality.......................................................30

Schedules
---------

Schedule 1              Grantors

Schedule 2              Investors

Schedule 3-A            Asset Location

Schedule 3-B            Deposit Account

Schedule 3-C            Pledged Collateral

Schedule 3-D            Location of Chief Executive Office of each Grantor

Schedule 3-E            Tradenames

Schedule 3-F            Trademarks

Schedule 3-G            Patents

Schedule 3-H            Copyright and Copyright Applications

Schedule 3-I            Commercial Tort Claims

Exhibits
--------

Exhibit A               Form of Issuer Acknowledgement

Exhibit B               Form of Intellectual Property Security Agreement

Exhibit C               Form of Deposit Account Control Agreement

                                                                  EXECUTION COPY


                      DSL.Net Agency and Security Agreement



                     AGENCY, GUARANTY AND SECURITY AGREEMENT



                               Dated July 18, 2003

                                      Among

                         The Grantors referred to herein

                                   as Grantors
                                   -----------

                        The Investors referred to herein

                                  as Investors
                                  ------------

                                       and

                      Deutsche Bank Trust Company Americas

                             as Administrative Agent
                             -----------------------